UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2019

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Multi-Sector Bond Fund
(Institutional Class, Investor Class and Class L)
Annual Report
December 31, 2019
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective August 24, 2018, Newfleet Asset Management, LLC (“Newfleet”) joined Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as a sub-adviser to the Fund.
For the twelve-month period ended December 31, 2019, the Fund (Institutional Class shares) returned 12.16%, relative to a 7.13% return for the Bloomberg Barclays Multiverse Index, the Fund’s benchmark index.
Loomis Sayles Commentary
Security selection among investment grade, converts and non-U.S. dollar issues were the primary drivers of outperformance. The Loomis Sayles sub-advised portion of the Fund has the flexibility to opportunistically invest in various fixed income sectors, including U.S. government obligations, foreign bonds, and high yield domestic debt securities. An allocation to cash reserves was the largest detractor for the year.
After a tumultuous fourth quarter of 2018, market conditions calmed in the first three months of the year. The end of the government shutdown and hopes for a resolution to the U.S.-China trade dispute helped restore stability to the markets, as did a series of economic reports showing that growth – while slowing – appeared likely to stay in positive territory. The U.S. Federal Reserve (“Fed”) also contributed to the favorable tone through its statements that it was unlikely to raise interest rates again in 2019. These developments bolstered investor sentiment, leading to lower volatility and a recovery in the various higher-risk asset categories that had underperformed in late 2018.
Longer-duration U.S. Treasury performance was strong on the back of declining yields (duration refers to a security’s price sensitivity to interest rate changes). The 10-year yield plunged 20 basis points in late March, supported by better inflation data and a stronger U.S. housing market. Investment grade corporate bonds outperformed Treasurys during the quarter. The asset class benefitted from a combination of declining U.S. Treasury yields and the renewed demand for yield that accompanied the revival in investors’ appetite for risk. High yield bonds delivered strong returns and outpaced the investment grade market. The category had lagged considerably in late 2018, creating latitude for a strong rebound once investors grew more comfortable with the outlook for economic growth and Fed policy. Securitized assets posted weak excess returns over U.S. Treasurys. Within the sector, credit-sensitive asset-backed securities (“ABS”) led the underperformance.
On an absolute and excess basis, non-U.S. dollar denominated issues positively contributed to performance. Our holdings denominated in the Mexican peso, Canadian dollar, and New Zealand dollar were the best performers within the allocation. Our overweight allocation to high yield credit positively impacted performance during the quarter. Select exposure to energy and communications names moderately helped excess return for the period. On an absolute and excess return basis, this sector generated the greatest returns for the period. Security selection in investment grade credit generated positive return during the quarter. Throughout the period, consumer cyclical, technology, and banking names modestly increased excess return. Our underweight exposure to U.S. Treasury was additive for the period. Cash reserves limited performance for the quarter. On an absolute basis, the cash drag was the largest detractor to performance for the period as risk assets outperformed.
Global fixed-income markets delivered healthy gains in the second quarter, reflecting a combination of slowing economic growth, persistently low inflation and the Fed’s shift toward increasingly accommodative monetary policy. As late as the fourth quarter of last year, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed both in the U.S. and overseas in late 2018 and into the first quarter, the Fed indicated that it would move to a neutral policy. More recently, the continued weakness in the global economy gave rise to expectations that the Fed would in fact cut rates at least once before the end of 2019. The change in the outlook for Fed policy fueled a strong, broad-based rally in bonds, the bulk of which occurred from mid-May onward. U.S. Treasurys performed particularly well in this environment, with positive total returns across the maturity spectrum. The two-year yield, which tends to be more sensitive to shifts in Fed policy than longer-term issues, slid over fifty basis points. Longer duration segments of the curve produced the strongest price performance. The yield curve steepened as a result, with the gap between the two- and ten-year notes rising compared with its level at the end of the first quarter.
Investment grade bond spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) continued to tighten from their wide levels at the start of the year, supported by strong earnings growth and rising risk appetites. High yield bonds posted positive absolute returns but finished somewhat behind investment grade debt. The category’s relative performance was affected by the sharp decline in oil prices, which dampened the earnings prospects for the many energy-related high yield issuers. Securitized assets (which include mortgage-backed securities (“MBS”), ABS and commercial mortgage-backed securities (“CMBS”)) produced solid total returns but trailed other segments of the fixed-income market. The category is supported by strong yield demand, offsetting headwinds from Fed balance sheet runoff, supply hit and other technical aspects.
Investment grade credit positively contributed to performance as the sector generated the greatest returns within the portion of the Fund sub-advised by Loomis Sayles. Security selection was the major driver in this sector. Exposure across the communications, consumer cyclical, and technology boosted excess return. The exposure to convertibles generated positive return during the quarter. Our underweight exposure within U.S. Treasury was additive for the quarter as risk assets outperformed government securities. Our underweight exposure within U.S. Treasury reduced excess return in the sector. Exposure in high yield credit detracted from relative returns, with security selection weighing the most on the sector. Cash reserves continued to be a drag on returns for the quarter.
The global bond markets delivered positive returns in the third quarter, building on their gains in the first half of the year. Bonds were well supported by the combination of slowing economic growth, low inflation worldwide, and the accommodative policies of the Fed and other major central banks. The Fed cut interest rates by a quarter point on both August 1 and September 19, bringing its benchmark fed funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. These circumstances provided a boost to U.S. Treasurys, fueling a rally across the maturity spectrum. Longer-term bonds (those with maturities of ten years and above) generated the best performance and outpaced the two- to five-year segment. The gap between the two- and ten-year yields narrowed as a result, leading to a flattening of the yield curve. The curve in fact inverted for a brief stretch in late August, with the ten-year yield trading below that of the two-year note. Since inversions have often been a leading indicator of recessions, this development contributed to the mounting concerns about the economic outlook.
Investment grade corporate bonds posted positive returns and exceeded the gains for U.S. Treasurys, continuing a trend that was in place during the first half of the year. At a time of generally uneven market sentiment, investors gravitated to the combination of corporates’ above-average quality and yield advantage over government issues. High yield bonds, while generating a gain in absolute terms, finished slightly behind investment grade issues. Returns were dampened by the combined effect of slowing economic growth and shaky performance for both crude oil and global equities. In addition, yield spreads (i.e., the yield advantage over U.S. Treasurys) remained on the low end of the historical range. Securitized assets (such as MBS, ABS and CMBS) also gained ground, but returns were only modestly positive when compared to like-duration Treasurys.
On an absolute and excess basis, investment grade credit positively contributed to performance as the sector generated the greatest returns within the portion of the Fund sub-advised by Loomis Sayles. Security selection was the major driver in this sector. Exposure across consumer non-cyclical aided excess returns. Our underweight allocation to U.S. Treasury positively impacted performance during the quarter. On an absolute and relative basis, security selection within high yield credit was the largest detractor to returns for the quarter. Our holdings within the energy weighed heavily on the sector. Our underweight exposure to emerging market credit detracted from overall performance for the period. Security selection also weighed on returns. Our exposure to convertibles and non-U.S. dollar detracted from relative returns for the quarter.
After generating strong returns through the first nine months of the year, the world bond markets delivered mixed results in the fourth quarter. The Fed, which cut interest rates three times in the middle part of the year, made it clear that it was likely to keep rates on hold until there was evidence of either rising inflation or a pronounced slowdown in growth. With the Fed’s “mid-cycle adjustment” seemingly complete, bond-market returns cooled in comparison to the year’s first three quarters. Nevertheless, the credit-sensitive areas of the market continued to gain ground amid signs of a stronger economic outlook, positive news on the trade front and investors’ robust appetite for risk. The Treasury market, after staging an impressive rally in the first nine months of the year, softened amid expectations for improving economic conditions and no further help from the Fed. Longer-term bonds, which had outperformed in the rally, declined in price (as yields rose). Conversely, bonds with maturities of three years and less continued to exhibit strength. As a result, the Treasury yield curve steepened versus its levels of September 30, 2019. Despite their recent weakness, longer-term U.S. Treasurys were one of the best performing areas of the market for the full year thanks to their earlier rally. Mirroring a trend that was in place throughout the year, investment grade corporate issues posted gains and outpaced U.S. Treasurys. The category’s relative performance benefited from the positive trajectory of corporate earnings and investors’ ongoing preference for higher-yielding fixed-income assets. High yield bonds also registered a positive return for the quarter. In addition to gaining support from the broader strength in risk assets, high yield was boosted by hopes that the recent improvement in economic growth indicated that the credit cycle could last longer than investors had been expecting at mid-year. Further, the category tends to be less dependent on rate movements than investment grade issues – a favorable attribute at a time of rising yields on longer-term government debt. Securitized assets (such as MBS, ABS and CMBS) closed the quarter with modest gains as a group, but they lagged the higher-risk, higher-yielding segments of the market.
The allocation to investment grade credit aided performance for the quarter. On an absolute basis, performance in the sector had the greatest impact in the portion of the Fund sub-advised by Loomis Sayles, with strong security selection in consumer non-cyclical, communications, and banking. Our exposure to high yield credit was additive to returns. An underweight to U.S. Treasury boosted excess returns as risk markets outperformed for the quarter. Our exposure to non-U.S. dollar denominated issues aided overall performance for the period. Our holdings denominated in the Norwegian krone and Canadian dollar were the best performers within the allocation. Emerging market credit positively contributed to performance. A small cash position weighed on returns for the quarter. On an absolute basis, the sector was the largest detractor to relative returns.
Newfleet Commentary

2019 began in stark contrast to how 2018 ended. While many of the same concerns loomed, major global central banks, including the Fed and European Central Bank, reacted to a deceleration in economic activity and tame inflation by pivoting in both tone and policy in a more dovish direction. This significant development in the markets when combined with improved valuations led to a return to favor of risk assets. Fixed income markets have responded favorably during the year to the dovish pivot by global central banks, the positive developments on the trade front, as well as signs of stability in economic data. Geopolitical developments (e.g., trade, Mideast tensions, and European politics) and central bank headlines all continue to be significant market movers. Recession fears have eased but are likely to remain topical given the age of the business cycle.
Most spread sectors outperformed during the 12-month period, led by investment grade corporates, corporate high yield, emerging markets and yankee high quality. Generally, lower quality within investment grade spread sectors and higher quality within below investment grade sectors outperformed in 2019. Given the change in U.S. interest rates, longer duration within most asset classes outperformed on a total return basis. Securitized sectors (ABS and residential mortgage-backed securities (“RMBS”)) while still positive, lagged other sectors.
The Fed, indicating a dovish pivot early in 2019, signaled that rates were likely on hold for the balance of 2019 and also announced changes to the management of its balance sheet. However, in early June the Chairman of the Federal Open Market Committee (“FOMC”) indicated they are monitoring the impact of the tariff issues on the U.S. economic outlook, which was interpreted by the market that the FOMC has opened the door to the rate cut discussion. The FOMC subsequently lowered its target rate at the July, September, and October meetings to a range of 1.50-1.75%. At the December FOMC meeting the Committee left rates unchanged, reinforcing its view that current policy is appropriate to support a continued economic expansion and rates are on hold unless there is a significant change to their outlook. The prospect for fiscal accommodation will feature prominently in 2020.
Over the last 12 months the treasury curve steepened, shifting broadly lower, more so on the front end.
Positive Contributors
•	Underweight U.S. Treasurys as most spread sectors outperformed.
•	Allocation to, and issue selection within, the corporate high yield sector was a positive contributor to performance. The global backdrop remains supportive of U.S. high yield as global rates remain low and as U.S./China trade talks improve. Despite the increase in supply, the high yield market remains in a substantial supply deficit, leaving a strong technical in the market. Fundamentals in the sector remain stable to marginally softer.
•	Allocation to and issue selection within the yankee high quality and emerging markets high yield sectors were positive contributors to performance. The sectors outperformed as some key macro risks appeared to be dissipating around U.S./China trade, U.S. economic growth, and some geopolitical hot spots.
Detractors
•	Allocation to the non-agency RMBS sector was the primary detractor from performance for 2019. The sector underperformed on a total return basis relative to similar duration corporate counterparts and agency MBS. We continue to see value in RMBS due to attractive valuations compared to other short duration, high quality assets and versus agency mortgages on the basis of incremental yield, shorter duration, and high levels of credit support within the deal structures.
•	The Newfleet sub-advised portion of the Fund’s underweight and overall shorter duration of its holdings in the investment grade corporate sector relative to the benchmark detracted from performance for the year despite strong issue selection. Valuations continue to grind tighter as recent earnings for a majority of investment grade issuers have materialized within a range of expectations. Technicals were supportive as demand has outstripped supply, and mutual fund flows continue to be very strong.
•	Allocation to the ABS sector detracted from performance for the year. The sector underperformed on a total return basis due to the shorter duration nature of the asset class. Performance in 2019 has been muted for the sector as it has underperformed other asset classes that had experienced greater losses at the end of 2018.
Sector Changes: Over the year, we primarily reduced our exposure to bank loans, corporate high quality securities and non-U.S. dollar securities. We redeployed the sale proceeds primarily into non-agency RMBS, corporate high yield, yankee high quality securities, and emerging market high yield securities.
Non-U.S. Exposure: Over the year, we increased the overall non-U.S. and emerging markets debt exposure within the portion of the Fund sub-advised by Newfleet. We continue to have some concerns of macro headwinds for the sector, slowing global growth, and idiosyncratic risks; however, valuations in specific countries are attractive. The Newfleet sub-advised portion of the Fund’s non-U.S. exposure could receive uplift from positive global growth, a weaker U.S. dollar, supportive commodity prices, and accommodative monetary policy from major global central banks. In this space, we favor sovereigns in larger capital structures. We continue to modestly emphasize high grade over high yield and hard currency over local market exposure though we have recently increased exposure to some high yield countries.
Corporate High Quality: There continues to be value in corporate high quality; however, given the spread tightening in 2019 and current valuations, we expect that minimizing fallen angel risk will be key to outperformance in the upcoming year. We continue to favor the BBB segment of the sector, opting for focus on credits with either adequate compensation for a potential downgrade or large control over their ratings trajectory. We also prefer idiosyncratic situations (mergers & acquisitions) and are shying away from larger capital structures in cyclical industries. From an industry perspective, we favor banks, real estate investment trusts, and basic materials. We are opportunistically repositioning our portfolios into a strong market ensuring our positioning continues to reflect our view on the best relative value within the sector.
Corporate High Yield: The corporate high yield market had an excellent year in 2019 with double-digit total returns that were driven by spread tightening and declining risk-free rates. Higher-rated issues within the sector outperformed lower quality during the period, contrary to the norm during risk-on environments where overall spreads tighten. After the strength throughout 2019, we have been reducing names where valuations have run ahead of fundamentals, and redeploying into names that have either not participated in the rally or have seen an improvement operationally. With idiosyncratic risk so high, correct industry and/or credit calls are imperative to outperforming in the space. Currently, we like the industries that both rely on the health of the U.S. consumer and are not as exposed to global trade. From a ratings perspective, we still find value in higher-rated parts of the market despite tight spreads, given these are generally more robust businesses and should still benefit from strong demand as investors look for lower risk ways to boost yields.
Securitized Product: We continue to like our allocation to the securitized sectors (non-agency RMBS and ABS). These sectors of the market offer a diversified collateral base and attractive valuations relative to many other areas of the fixed income markets. In addition, they offer diversification to the corporate credit allocation within the Newfleet sub-advised portion of the Fund. Our consumer focus within ABS has been beneficial as the U.S. consumer continues to show the ability to lift the U.S. economy. Non-agency RMBS benefits from steady income growth, full employment, good underwriting, and investor demand for mortgage credit.
We continue to look for opportunities in all sectors of the bond market, striving to uncover any out-of-favor or undervalued sectors and securities. We favor spread sectors based on sound fundamentals and a supportive environment for fixed income credit, including moderate economic growth, well-contained inflation, and accommodative global central banks. We highlight the importance of credit selection and positioning in the current environment as valuations are generally fair. We believe some of the best total return and yield opportunities in fixed income can be found in spread sectors. Some of the specific sectors where we see the best relative value and opportunities are out-of-index/off-the-run ABS, RMBS, credit-specific high yield and high yield bank loans, investment grade corporates with an overweight to BBBs, and emerging markets debt.
The views and opinions in this report were current as of December 31, 2019 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Class L and Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2019 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)(b)
Institutional Class	12.16%	N/A	4.11%
Investor Class	11.74%	3.67%	6.22%
Class L	11.41%	N/A	6.30%
(a) Class L inception date was September 10, 2018.
(b) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2019 (unaudited)
Rating	Percentage of Fund Investments
Aaa	14.76%
Aa1	0.75
Aa2	1.44
Aa3	2.02
A1	1.36
A2	2.64
A3	1.48
Baa1	3.16
Baa2	12.31
Baa3	15.50
Ba1	4.88
Ba2	4.25
Ba3	4.88
B1	3.94
B2	4.48
B3	5.38
CCC, CC, C	4.14
Equities	1.01
Not Rated	8.74
Short Term Investments	2.88
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 29, 2019 to December 31, 2019).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/29/19)	(12/31/19)	(06/29/19–12/31/19)
Institutional Class
Actual	$1,000.00	$1,032.70	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.83
Investor Class
Actual	$1,000.00	$1,030.70	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.63
Class L
Actual	$1,000.00	$1,029.20	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.62	$5.92
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class, 0.90% for the Investor Class and 1.15% for the Class L shares, multiplied by the average account value over the period, multiplied by 186/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 11.62%
$ 810,000	ACC Trust(b) Series 2019-1 Class B 4.47%, 10/20/2022	$ 822,562
	Ajax Mortgage Loan Trust(b)
	Series 2018-C Class A
1,205,606	4.36%, 09/25/2065(c)	1,218,580
	Series 2019-D Class A1
366,065	2.96%, 09/25/2026(d)	363,335
	American Credit Acceptance Receivables Trust(b)
	Series 2018-3 Class C
1,390,000	3.75%, 10/15/2024	1,399,242
	Series 2019-2 Class C
820,000	3.17%, 06/12/2025	827,991
	Series 2019-3 Class D
360,000	2.89%, 09/12/2025	359,174
1,045,000	American Express Credit Account Master Trust Series 2019-3 Class A 2.00%, 04/15/2025	1,047,048
260,704	American Homes 4 Rent(b) Series 2015-SFR1 Class A 3.47%, 04/17/2052	268,457
	Americredit Automobile Receivables Trust
	Series 2019-2 Class D
720,000	2.99%, 06/18/2025	727,508
	Series 2019-3 Class D
275,000	2.58%, 09/18/2025	272,129
595,000	AMSR Trust(b) Series 2019-SFR1 Class A 2.77%, 01/19/2039	592,484
832,034	Amur Equipment Finance Receivables VI LLC(b) Series 2018-2A Class A2 3.89%, 07/20/2022	844,946
1,003,200	Arbys Funding LLC(b) Series 2015-1A Class A2 4.97%, 10/30/2045	1,028,721
1,160,000	Avid Automobile Receivables Trust(b) Series 2019-1 Class C 3.14%, 07/15/2026	1,155,288
	Bayview Opportunity Master Fund IV Trust(b)
	Series 2017-SPL4 Class A
213,158	3.50%, 01/28/2055(c)	215,485
	Series 2017-SPL5 Class B1
375,000	4.00%, 06/28/2057(c)	386,389
	Series 2019-RN4 Class A1
277,472	3.28%, 10/28/2034(d)	276,844
1,170,000	BCC Funding Corp XVI LLC(b) Series 2019-1A Class D 3.94%, 07/20/2027	1,161,919
925,468	Business Jet Securities LLC(b) Series 2019-1 Class A 4.21%, 07/15/2034	949,504
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 320,000	Carmax Auto Owner Trust Series 2019-3 Class D 2.85%, 01/15/2026	$ 320,372
	Corevest American Finance Trust(b)
	Series 2018-1 Class A
216,444	3.80%, 06/15/2051	223,225
	Series 2018-2 Class A
450,681	4.03%, 11/15/2052	473,057
	Series 2019-3 Class A
249,689	2.71%, 10/15/2052	249,460
	Series 2019-3 Class B
145,000	3.16%, 10/15/2052	143,966
	Series 2019-3 Class C
235,000	3.27%, 10/15/2052	233,770
235,000	CPS Auto Receivables Trust (b) Series 2019-D Class D 2.72%, 09/15/2025	233,911
275,000	Credit Acceptance Auto Loan Trust(b) Series 2019-3A Class C 3.06%, 03/15/2029	274,563
1,458,702	Credit Suisse Mortgage Trust(b)(c) Series 2018-RPL8 Class A1 4.13%, 07/25/2058	1,467,923
	DB Master Finance LLC(b)
	Series 2017-1A Class A2II
161,700	4.03%, 11/20/2047	165,464
	Series 2019-1A Class A23
99,500	4.35%, 05/20/2049	103,085
	Domino's Pizza Master Issuer LLC(b)
	Series 2017-1A Class A23
259,700	4.12%, 07/25/2047	269,008
	Series 2019-1A Class A2
185,000	3.67%, 10/25/2049	185,031
	Drive Auto Receivables Trust
	Series 2018-3 Class D
165,000	4.30%, 09/16/2024	169,066
	Series 2018-4 Class D
1,390,000	4.09%, 01/15/2026	1,428,512
	Series 2019-1 Class C
950,000	3.78%, 04/15/2025	966,268
	Series 2019-4 Class D
250,000	2.70%, 02/16/2027	248,093
	DT Auto Owner Trust(b)
	Series 2019-3A Class D
155,000	2.96%, 04/15/2025	155,019
	Series 2019-4A Class D
585,000	2.85%, 07/15/2025	585,079
536,615	ELFI Graduate Loan Program LLC(b) Series 2019-A Class A 2.54%, 03/25/2044	529,448
	Exeter Automobile Receivables Trust(b)
	Series 2018-4A Class D
1,005,000	4.35%, 09/16/2024	1,035,887

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2019-1A Class D
$ 955,000	4.13%, 12/16/2024	$ 984,933
	Series 2019-3A Class C
980,000	2.79%, 05/15/2024	985,452
	Series 2019-4A Class D
960,000	2.58%, 09/15/2025	950,765
600,000	ExteNet LLC(b) Series 2019-1A Class A2 3.20%, 07/26/2049	602,614
120,000	First Investors Auto Owner Trust(b) Series 2019-2A Class D 2.80%, 12/15/2025	119,762
	Flagship Credit Auto Trust(b)
	Series 2019-3 Class D
210,000	2.86%, 12/15/2025	208,361
	Series 2019-4 Class D
385,000	3.12%, 01/15/2026	384,171
530,000	Ford Credit Auto Owner Trust Series 2019-C Class A3 1.87%, 03/15/2024	529,382
801,977	Foundation Finance Trust(b) Series 2017-1A Class A 3.30%, 07/15/2033	805,448
352,023	GCAT LLC(b)(d) Series 2019-3 Class A1 3.35%, 10/25/2049	351,578
1,275,000	GLS Auto Receivables Trust(b) Series 2018-3A Class C 4.18%, 07/15/2024	1,310,254
1,125,000	GM Financial Automobile Leasing Trust Series 2019-4 Class A3 1.75%, 07/16/2024	1,118,277
1,027,000	Hardee's Funding LLC(b) Series 2018-1A Class A2I 4.25%, 06/20/2048	1,032,957
	Home Partners of America Trust(b)
	Series 2019-1 Class D
198,315	3.41%, 09/17/2039	195,803
	Series 2019-2 Class D
134,861	3.12%, 10/19/2039	132,164
585,000	Honda Auto Receivables Owner Trust Series 2019-4 Class A3 1.83%, 01/18/2024	583,511
576,548	Horizon Aircraft Finance III Ltd(b) Series 2019-2 Class A 3.43%, 11/15/2039	573,155
110,000	HPEFS Equipment Trust(b) Series 2019-1A Class C 2.49%, 09/20/2029	109,940
990,000	Jersey Mike's Funding(b) Series 2019-1A Class A2 4.43%, 02/15/2050	990,973
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 980,000	Kabbage Funding LLC(b) Series 2019-1 Class A 3.83%, 03/15/2024	$ 990,713
	Lendmark Funding Trust(b)
	Series 2018-2A Class A
1,005,000	4.23%, 04/20/2027	1,032,790
	Series 2019-1A Class A
795,000	3.00%, 12/20/2027	795,583
618,978	MAPS Ltd(b) Series 2018-1A Class A 4.21%, 05/15/2043	629,705
995,000	Mariner Finance Issuance Trust(b) Series 2019-AA Class A 2.96%, 07/20/2032	999,677
302,841	Marlette Funding Trust(b) Series 2019-4A Class A 2.39%, 12/17/2029	303,039
1,140,000	Michigan Tobacco Settlement Finance Authority Series 2006-A Class A 7.31%, 06/01/2046	1,179,911
320,000	Mill City Mortgage Loan Trust(b)(c) Series 2018-4 Class A1B 3.50%, 04/25/2066	326,837
804,702	MVW Owner Trust(b) Series 2016-1A Class A 2.25%, 12/20/2033	799,263
	Navient Private Education Refi Loan Trust(b)
	Series 2019-FA Class A2
640,000	2.60%, 08/15/2068	638,532
	Series 2019-GA Class B
100,000	3.08%, 10/15/2068	97,891
305,000	Nissan Auto Receivables Owner Trust Series 2019-C Class A3 1.93%, 07/15/2024	305,015
235,000	Planet Fitness Master Issuer LLC(b) Series 2019-1A Class A2 3.86%, 12/05/2049	231,564
	Prestige Auto Receivables Trust(b)
	Series 2018-1A Class D
1,215,000	4.14%, 10/15/2024	1,258,251
	Series 2019-1A Class D
980,000	3.01%, 08/15/2025	986,368
	Preston Ridge Partners Mortgage LLC(b)(d)
	Series 2019-2A Class A1
1,028,880	3.97%, 04/25/2024	1,031,269
	Series 2019-3A Class A1
155,971	3.35%, 07/25/2024	156,153
	Series 2019-4A Class A1
262,702	3.35%, 11/25/2024	262,693
	Pretium Mortgage Credit Partners LLC(b)(d)
	Series 2019-NPL1 Class A1
567,110	4.21%, 07/25/2060	568,129

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2019-NPL3 Class A1
$ 391,089	3.10%, 07/27/2059	$ 390,721
970,000	Primose Funding LLC(b) Series 2019-1A Class A2 4.48%, 07/30/2049	981,824
	Progress Residential Trust(b)
	Series 2018-SFR1 Class B
3,100,000	3.48%, 03/17/2035	3,107,629
	Series 2018-SFR2 Class B
1,531,000	3.84%, 08/17/2035	1,546,852
	Series 2019-SFR4 Class D
175,000	3.14%, 10/17/2036	173,830
990,000	Prosper Marketplace Issuance Trust(b) Series 2018-2A Class B 3.96%, 10/15/2024	996,772
385,000	Santander Drive Auto Receivables Trust Series 2019-3 Class D 2.68%, 10/15/2025	383,419
	SMB Private Education Loan Trust(b)
	Series 2015-C Class B
100,000	3.50%, 09/15/2043	101,492
	Series 2018-C Class B
100,000	4.00%, 11/17/2042	102,770
	Series 2019-B Class A2A
945,000	2.84%, 06/15/2037	948,279
	SoFi Consumer Loan Program Trust(b)
	Series 2018-1 Class B
160,000	3.65%, 02/25/2027	163,010
	Series 2019-4 Class C
335,000	2.84%, 08/25/2028	333,913
390,000	SoFi Professional Loan Program LLC(b) Series 2019-C Class A2FX 2.37%, 11/16/2048	382,470
604,252	SpringCastle Funding(b) Series 2019-AA Class A 3.20%, 05/27/2036	606,209
	Towd Point Mortgage Trust(b)(c)
	Series 2016-3 Class A1
955,921	2.25%, 04/25/2056	953,445
	Series 2016-4 Class A2
1,750,000	3.00%, 07/25/2056	1,760,744
	Series 2017-1 Class A2
950,000	3.50%, 10/25/2056	976,276
	Series 2017-1 Class M1
635,000	3.75%, 10/25/2056	656,290
	Series 2017-4 Class M2
225,000	3.25%, 06/25/2057	224,583
	Series 2018-6 Class A1A
549,088	3.75%, 03/25/2058	564,804
	Series 2018-SJ1 Class A1
291,014	4.00%, 10/25/2058	293,047
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2019-1 Class A1
$ 699,530	3.75%, 03/25/2058	$ 725,854
	Tricon American Homes Trust(b)
	Series 2019-SFR1 Class C
1,740,000	3.15%, 03/17/2038	1,727,883
	Series 2019-SFR1 Class D
115,000	3.20%, 03/17/2038	114,259
801,213	Trinity Rail Leasing LLC(b) Series 2019-1A Class A 3.82%, 04/17/2049	821,062
825,000	United Auto Credit Securitization Trust(b) Series 2019-1 Class E 4.29%, 08/12/2024	833,555
809,105	Upgrade Master Pass Through Trust(b) Series 2019-ST1 Class A 4.00%, 07/15/2025	809,105
392,073	VCAT LLC(b)(d) Series 2019-NPL2 Class A1 3.57%, 11/25/2049	391,413
	Vericrest Opportunity Loan Trust(b)(d)
	Series 2019-NPL2 Class A1
588,383	3.97%, 02/25/2049	590,049
	Series 2019-NPL5 Class A1A
562,218	3.35%, 09/25/2049	561,937
	Series 2019-NPL8 Class A1A
602,925	3.28%, 11/25/2049	601,444
840,000	Veros Automobile Receivables Trust(b) Series 2018-1 Class B 4.05%, 02/15/2024	848,049
598,130	VOLT LXII LLC(b)(d) Series 2017-NPL9 Class A1 3.13%, 09/25/2047	598,692
298,911	VOLT LXXV LLC(b)(d) Series 2019-NPL1 Class A1A 4.34%, 01/25/2049	300,680
967,956	VOLT LXXXIII LLC(b)(d) Series 2019-NPL9 Class A1A 3.33%, 11/26/2049	967,372
1,169,125	Wendy's Funding LLC(b) Series 2019-1A Class A2I 3.78%, 06/15/2049	1,192,426
	Westlake Automobile Receivables Trust(b)
	Series 2018-3A Class D
1,325,000	4.00%, 10/16/2023	1,355,009

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2019-3A Class D
$ 375,000	2.72%, 11/15/2024	$ 374,271
TOTAL ASSET-BACKED SECURITIES — 11.62% (Cost $75,645,325)		$ 76,402,135
BANK LOANS
579,150	Accelerated Health Systems LLC(e) 5.24%, 10/31/2025 1-mo. LIBOR + 3.50%	579,150
560,931	Affinity Gaming LLC(e) 5.05%, 07/03/2023 1-mo. LIBOR + 3.25%	533,761
512,200	AHP Health Partners Inc(e) 6.30%, 06/30/2025 1-mo. LIBOR + 4.50%	515,561
179,373	Albertsons LLC(e) 4.55%, 11/17/2025 1-mo. LIBOR + 2.75%	180,852
802,988	American Builders & Contractors Supply Co Inc(e) 3.80%, 01/15/2027 1-mo. LIBOR + 2.00%	804,995
373,000	Applied Systems Inc(e) 9.10%, 09/19/2025 3-mo. LIBOR + 7.00%	380,926
365,000	Aston Finco SARL(e) 6.26%, 10/09/2026 1-mo. LIBOR + 4.25%	362,034
745,000	Asurion LLC(e) 8.30%, 08/04/2025 1-mo. LIBOR + 6.50%	753,381
183,150	Atlantic Aviation FBO Inc(e) 5.55%, 12/06/2025 1-mo. LIBOR + 3.75%	185,096
395,250	Bausch Health Cos Inc(e) 4.49%, 11/27/2025 1-mo. LIBOR + 2.75%	397,424
820,495	Blackhawk Network Holdings Inc(e) 4.80%, 06/16/2025 1-mo. LIBOR + 3.00%	820,238
200,781	Boxer Parent Co Inc(e) 6.05%, 10/02/2025 1-mo. LIBOR + 4.25%	198,177
912,143	Brookfield WEC Holdings Inc(e) 5.30%, 08/01/2025 1-mo. LIBOR + 3.50%	917,084
398,977	BWay Holding Company(e) 5.23%, 04/03/2024 1-mo. LIBOR + 3.25%	397,107
661,675	Calpine Corp(e) 4.20%, 04/05/2026 3-mo. LIBOR + 2.25%	664,156
145,000	Carlisle Foodservice Products Inc(e)(f) 4.91%, 03/20/2025 1-mo. LIBOR + 3.00%	142,463
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 780,064	CenturyLink Inc(e) 4.55%, 01/31/2025 1-mo. LIBOR + 2.75%	$ 782,555
281,387	Change Healthcare Holdings LLC(e) 4.30%, 03/01/2024 1-mo. LIBOR + 2.50%	282,149
640,605	CHG Healthcare Services Inc(e) 4.80%, 06/07/2023 1-mo. LIBOR + 3.00%	643,969
625,000	Chobani LLC(e)(f) 5.26%, 10/10/2023 1-mo. LIBOR + 3.50%	624,844
	Citgo Petroleum Corp(e)
989,583	6.44%,07/29/2021 3-mo. LIBOR + 4.50%	991,439
412,925	6.94%,03/27/2024 3-mo. LIBOR + 5.00%	413,957
289,275	Commscope Inc(e) 5.05%, 04/04/2026 1-mo. LIBOR + 3.25%	290,721
641,751	CPG International LLC(e) 5.93%, 05/06/2024 3-mo. LIBOR + 3.75%	643,355
281,072	Crown Finance US Inc(e) 4.05%, 02/28/2025 1-mo. LIBOR + 2.25%	280,448
634,703	CSC Holdings LLC(e) 3.99%, 01/15/2026 1-mo. LIBOR + 2.25%	635,179
379,050	Diamond Sports Group LLC(e) 5.03%, 08/24/2026 1-mo. LIBOR + 3.25%	377,787
625,820	Dole Food Co Inc(e) 4.51%, 04/06/2024 1-mo. LIBOR + 2.75%	623,278
490,000	Dun & Bradstreet Corp(e) 6.79%, 02/06/2026 1-mo. LIBOR + 5.00%	493,267
359,100	Dynasty Acquisition Co Inc(e) 5.94%, 04/06/2026 3-mo. LIBOR + 8.00%	361,536
439,438	DynCorp International Inc(e) 7.74%, 08/15/2025 1-mo. LIBOR + 6.00%	428,452
553,088	Envision Healthcare Corp(e) 5.55%, 10/10/2025 1-mo. LIBOR + 3.75%	470,125
661,432	Explorer Holdings Inc(e) 5.60%, 05/02/2023 2-mo. LIBOR + 3.75%	661,432
1,115,000	Fieldwood Energy LLC(e) 7.18%, 04/11/2022 1-mo. LIBOR + 5.25%	929,166
625,400	Filtration Group Corp(e) 4.80%, 03/29/2025 1-mo. LIBOR + 3.00%	627,433
794,912	GFL Environmental Inc(e) 4.80%, 05/30/2025 1-mo. LIBOR + 3.00%	795,055

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 481,617	Global Appliance Inc(e) 5.80%, 09/29/2024 1-mo. LIBOR + 4.00%	$ 479,810
443,873	H-Food Holdings LLC(e)(f) 5.49%, 05/23/2025 1-mo. LIBOR + 3.69%	438,695
541,750	Hillman Group Inc(e) 5.80%, 05/31/2025 1-mo. LIBOR + 4.00%	531,818
564,382	Hoya Midco LLC(e) 5.30%, 06/30/2024 1-mo. LIBOR + 3.50%	560,855
90,000	Iridium Satellite LLC(e) 5.55%, 11/04/2026 1-mo. LIBOR + 3.75%	91,069
520,000	Kronos Acquisitions Holdings Inc(e) 5.79%, 05/15/2023 1-mo. LIBOR + 4.00%	510,900
	Kronos Inc(e)
983,702	4.91%,11/01/2023 2-mo. LIBOR + 3.00%	988,006
300,000	10.16%,11/01/2024 2-mo. LIBOR + 8.25%	306,500
1,042,125	LifePoint Health Inc(e) 6.40%, 11/16/2025 3-mo. LIBOR + 4.50%	1,049,506
442,348	Milk Specialties Co(e) 5.80%, 08/16/2023 1-mo. LIBOR + 4.00%	420,230
320,000	Navicure Inc(e) 5.80%, 10/22/2026 1-mo. LIBOR + 4.00%	320,600
595,084	Neiman Marcus Group Ltd LLC(e) 7.71%, 10/25/2023 1-mo. LIBOR + 6.00%	485,588
440,000	Nexstar Broadcasting Inc(e) 4.53%, 09/18/2026 2-mo. LIBOR + 2.75%	441,955
697,440	One Call Corp(e) 7.16%, 11/27/2022 2-mo. LIBOR + 5.25%	642,807
489,798	Ortho-Clinical Diagnostics Inc(e) 5.31%, 06/30/2025 1-mo. LIBOR + 3.25%	483,064
	Pacific Gas & Electric Co(e)
95,000	2.25%,12/31/2020 1-mo. LIBOR + 2.25%	94,881
290,000	3.97%,12/31/2020 1-mo. LIBOR + 2.25%	289,638
428,925	Panther BF Aggregator 2 LP(e) 5.30%, 04/30/2026 1-mo. LIBOR + 3.50%	429,997
505,365	Parfums Holding Co Inc(e) 6.16%, 06/30/2024 2-mo. LIBOR + 4.25%	497,995
149,625	Phoenix Guarantor Inc(e) 6.21%, 03/05/2026 1-mo. LIBOR + 4.50%	150,311
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 815,807	Pi US Mergerco Inc(e) 5.05%, 01/03/2025 1-mo. LIBOR + 3.25%	$ 818,612
423,390	Playa Resorts Holding BV(e) 4.55%, 04/29/2024 1-mo. LIBOR + 2.75%	421,273
369,361	Scientific Games International Inc(e) 4.55%, 08/14/2024 1-mo. LIBOR + 2.75%	369,954
	Securus Technologies Holdings Inc(e)
176,540	6.30%,11/01/2024 3-mo. LIBOR + 4.50%	129,757
525,000	10.05%,11/01/2025 1-mo. LIBOR + 8.25%	236,687
621,875	Sedgwick Claims Management Services Inc(e) 5.80%, 09/03/2026 1-mo. LIBOR + 4.00%	626,228
605,000	Shearer's Foods LLC(e) 8.55%, 06/30/2022 1-mo. LIBOR + 6.75%	597,438
595,000	Sotera Health Holdings LLC(e) 6.29%, 12/11/2026 1-mo. LIBOR + 4.50%	595,992
338,674	SS&C Technologies Inc(e) 4.05%, 04/16/2025 1-mo. LIBOR + 4.50%	340,737
609,513	Stars Group Holdings BV(e) 5.45%, 07/10/2025 3-mo. LIBOR + 3.50%	614,176
1,071,335	Summit Materials LLC(e) 3.80%, 11/21/2024 1-mo. LIBOR + 2.00%	1,075,353
535,000	Terra Bidco B C Ltd(e)(f) 6.71%, 11/25/2026 1-mo. LIBOR + 5.00%	535,000
622,361	TKC Holdings Inc(e) 5.55%, 02/01/2023 1-mo. LIBOR + 3.75%	575,684
496,935	Transdigm Inc(e) 4.30%, 06/09/2023 1-mo. LIBOR + 2.50%	497,867
676,810	UFC Holdings LLC(e) 5.05%, 04/29/2026 1-mo. LIBOR + 3.25%	680,702
601,729	Vertafore Inc(e) 5.05%, 07/02/2025 1-mo. LIBOR + 3.25%	594,208
340,000	Viant Medical Holdings Inc(e)(f) 5.51%, 07/02/2025 1-mo. LIBOR + 3.75%	332,492
TOTAL BANK LOANS — 5.69% (Cost $37,865,370)		$ 37,444,937
CORPORATE BONDS AND NOTES
Basic Materials — 3.91%
	ArcelorMittal SA
895,000	7.00%, 10/15/2039	1,088,575

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 2,985,000	6.75%, 03/01/2041	$ 3,547,538
	Barrick Gold Corp
520,000	5.80%, 11/15/2034	593,960
1,690,000	5.25%, 04/01/2042	2,011,441
1,590,000	Barrick North America Finance LLC 5.75%, 05/01/2043	2,019,215
790,000	BHP Billiton Finance USA Ltd(b) 6.75%, 10/19/2075	927,594
850,000	Equate Petrochemical BV(b) 4.25%, 11/03/2026	908,431
	First Quantum Minerals Ltd(b)
600,000	7.50%, 04/01/2025	613,500
200,000	6.88%, 03/01/2026	202,500
	FMC Corp
170,000	3.45%, 10/01/2029	175,524
95,000	4.50%, 10/01/2049	103,337
	Glencore Funding LLC(b)
1,350,000	4.00%, 03/27/2027	1,401,671
1,945,000	4.88%, 03/12/2029(g)	2,110,612
1,025,000	GUSAP III LP(b) 4.25%, 01/21/2030	1,041,656
350,000	INEOS Group Holdings SA(b)(g) 5.63%, 08/01/2024	359,450
670,000	Kraton Polymers LLC / Kraton Polymers Capital Corp(b) 7.00%, 04/15/2025	690,100
375,000	LYB International Finance III LLC 4.20%, 10/15/2049	390,150
345,000	Minera Mexico SA de CV(b) 4.50%, 01/26/2050	351,038
1,725,000	Newmont Goldcorp Corp 4.88%, 03/15/2042	2,014,532
370,000	NOVA Chemicals Corp(b) 5.00%, 05/01/2025	377,400
950,000	Olin Corp 5.63%, 08/01/2029	1,003,390
1,065,000	SABIC Capital II BV(b) 4.50%, 10/10/2028	1,187,117
785,000	Schweitzer-Mauduit International Inc(b) 6.88%, 10/01/2026	845,837
385,000	Syngenta Finance NV(b) 4.44%, 04/24/2023	401,830
875,000	Teck Resources Ltd 6.13%, 10/01/2035	1,026,945
365,000	TPC Group Inc(b) 10.50%, 08/01/2024	367,737
		25,761,080
Communications — 6.19%
970,000	Alibaba Group Holding Ltd 3.40%, 12/06/2027	1,009,440
	AT&T Inc
1,245,000	3.95%, 01/15/2025	1,334,390
2,930,000	4.50%, 03/09/2048	3,232,629
Principal Amount(a)		Fair Value
Communications — (continued)
$ 565,000	4.55%, 03/09/2049	$ 625,577
1,270,000	Cable Onda SA(b) 4.50%, 01/30/2030	1,337,310
	CCO Holdings LLC / CCO Holdings Capital Corp(b)
1,155,000	5.13%, 05/01/2027	1,218,525
385,000	4.75%, 03/01/2030	392,712
	Charter Communications Operating LLC / Charter Communications Operating Capital
765,000	5.13%, 07/01/2049	830,149
2,235,000	4.80%, 03/01/2050	2,348,619
1,100,000	Cincinnati Bell Inc(b) 7.00%, 07/15/2024	1,153,625
	Clear Channel Worldwide Holdings Inc(b)
212,000	9.25%, 02/15/2024	234,790
325,000	5.13%, 08/15/2027	338,423
1,060,000	Consolidated Communications Inc(g) 6.50%, 10/01/2022	959,300
945,000	Cox Communications Inc(b) 4.80%, 02/01/2035	1,044,728
	CSC Holdings LLC(b)
680,000	5.38%, 02/01/2028	725,050
910,000	5.75%, 01/15/2030	971,425
	Diamond Sports Group LLC / Diamond Sports Finance Co(b)
435,000	5.38%, 08/15/2026	440,025
845,000	6.63%, 08/15/2027(g)	821,762
1,150,000	DISH DBS Corp 5.00%, 03/15/2023	1,179,728
	Frontier Communications Corp
335,000	8.50%, 04/15/2020(g)	199,059
730,000	11.00%, 09/15/2025	354,050
350,000	8.50%, 04/01/2026(b)	354,375
485,000	iHeartCommunications Inc 8.38%, 05/01/2027	535,925
1,045,000	Juniper Networks Inc 3.75%, 08/15/2029	1,085,446
290,000	Lamar Media Corp 5.00%, 05/01/2023	295,075
645,000	LCPR Senior Secured Financing Designated Activity Co(b) 6.75%, 10/15/2027	683,700
550,000	Meredith Corp 6.88%, 02/01/2026	571,835
	Motorola Solutions Inc
644,143	4.60%, 02/23/2028	698,011
330,000	4.60%, 05/23/2029	359,760
1,000,000	Radiate Holdco LLC / Radiate Finance Inc(b) 6.63%, 02/15/2025	1,010,000
	Sirius XM Radio Inc(b)
185,000	4.63%, 07/15/2024	194,250
395,000	5.50%, 07/01/2029	427,090
	Sprint Capital Corp
2,484,000	6.88%, 11/15/2028	2,676,510

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Communications — (continued)
$ 540,000	8.75%, 03/15/2032	$ 655,425
700,000	Sprint Corp 7.88%, 09/15/2023	772,331
	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC(b)
200,000	4.74%, 03/20/2025	211,796
735,000	5.15%, 03/20/2028	801,150
735,000	Telecom Italia Capital SA 6.00%, 09/30/2034	788,287
	Telefonica Emisiones SA
225,000	5.13%, 04/27/2020	227,130
525,000	7.05%, 06/20/2036	733,398
	Telesat Canada / Telesat LLC(b)
1,230,000	6.50%, 10/15/2027	1,282,275
370,000	4.88%, 06/01/2027	376,475
1,055,000	Tencent Holdings Ltd(b) 3.98%, 04/11/2029	1,137,809
	Time Warner Cable LLC
35,000	5.88%, 11/15/2040	40,078
235,000	5.50%, 09/01/2041	261,882
200,000	4.50%, 09/15/2042	203,936
785,000	Twitter Inc(b)(g) 3.88%, 12/15/2027	784,592
	ViacomCBS Inc
65,000	4.38%, 03/15/2043	68,741
390,000	5.85%, 09/01/2043	487,370
530,000	5.25%, 04/01/2044	613,418
1,220,000	ViaSat Inc(b) 5.63%, 09/15/2025	1,256,600
	Windstream Services LLC / Windstream Finance Corp(b)(h)(i)
215,000	10.50%, 06/30/2024	83,850
746,000	9.00%, 06/30/2025	283,480
		40,713,316
Consumer, Cyclical — 5.67%
78,162	Air Canada Pass Through Trust(b) Series 2013-1 Class B 5.38%, 05/15/2021	80,349
470,000	Allison Transmission Inc(b) 4.75%, 10/01/2027	487,625
	American Airlines Pass Through Trust
	Series 2016-1 Class B
4,917,769	5.25%, 01/15/2024	5,199,378
	Series 2013-1 Class A
116,474	4.00%, 07/15/2025	122,000
	Series 2017-2 Class B
436,895	3.70%, 10/15/2025	441,394
	Series 2016-3 Class B
1,177,223	3.75%, 10/15/2025	1,189,777
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
	Series 2019-1 Class B
$ 705,000	3.85%, 02/15/2028	$ 713,804
815,000	American Axle & Manufacturing Inc 6.50%, 04/01/2027	845,562
2,025,000	American Honda Finance Corp 1.95%, 05/20/2022	2,032,347
810,000	Beacon Roofing Supply Inc(b)(g) 4.50%, 11/15/2026	834,300
350,000	Boyd Gaming Corp 6.00%, 08/15/2026	375,813
315,000	British Airways Pass Through Trust(b) Series 2019-1 Class A 3.35%, 06/15/2029	323,371
1,175,000	Brookfield Residential Properties Inc / Brookfield Residential US Corp(b) 6.25%, 09/15/2027	1,239,625
380,000	Caesars Resort Collection LLC / CRC Finco Inc(b) 5.25%, 10/15/2025	392,825
17,060	Continental Airlines Pass Through Trust Series 2012-1 Class B 6.25%, 04/11/2020	17,199
845,000	Dana Inc 5.38%, 11/15/2027	870,350
1,070,000	Dillard's Inc 7.75%, 07/15/2026	1,207,357
400,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma(b) 10.50%, 02/15/2023	420,000
275,000	Eldorado Resorts Inc 6.00%, 09/15/2026	302,844
650,000	Gateway Casinos & Entertainment Ltd(b) 8.25%, 03/01/2024	664,625
790,000	General Motors Co 5.20%, 04/01/2045	795,799
1,165,000	General Motors Financial Co Inc 5.25%, 03/01/2026	1,292,844
1,350,000	Goodyear Tire & Rubber Co(g) 4.88%, 03/15/2027	1,397,250
635,000	Group 1 Automotive Inc 5.00%, 06/01/2022	643,731
186,616	Latam Airlines Pass Through Trust Series 2015-1 Class B 4.50%, 11/15/2023	186,847
1,025,000	Lear Corp 3.80%, 09/15/2027	1,034,166
665,000	Lennar Corp 4.75%, 11/15/2022	698,250
540,000	Lithia Motors Inc(b) 4.63%, 12/15/2027	555,044
240,000	Live Nation Entertainment Inc(b) 4.75%, 10/15/2027	248,400

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 590,000	MGM Resorts International 5.50%, 04/15/2027	$ 654,900
410,000	Michaels Stores Inc(b)(g) 8.00%, 07/15/2027	391,550
1,132,164	Norwegian Air Shuttle ASA Pass Through Trust(b) Series 2016-1 Class A 4.88%, 05/10/2028	1,108,418
570,000	Panther BF Aggregator 2 LP / Panther Finance Co Inc(b) 8.50%, 05/15/2027	605,625
	PulteGroup Inc
625,000	7.88%, 06/15/2032	803,125
1,200,000	6.00%, 02/15/2035	1,338,000
	Scientific Games International Inc(b)
715,000	8.25%, 03/15/2026	788,288
215,000	7.00%, 05/15/2028	230,050
655,000	Scotts Miracle-Gro Co(b) 4.50%, 10/15/2029	669,541
775,000	SRS Distribution Inc(b) 8.25%, 07/01/2026	800,187
510,000	Tenneco Inc(g) 5.00%, 07/15/2026	469,200
3,000	TRI Pointe Group Inc / TRI Pointe Homes Inc 5.88%, 06/15/2024	3,263
810,000	Under Armour Inc 3.25%, 06/15/2026	787,368
1,798,287	United Airlines Pass Through Trust Series 2016-2 Class B 3.65%, 10/07/2025	1,815,546
	US Airways Pass Through Trust
	Series 2011-1 Class A
177,340	7.13%, 10/22/2023	199,078
	Series 2012-1 Class A
412,440	5.90%, 10/01/2024	457,816
795,000	Vista Outdoor Inc(g) 5.88%, 10/01/2023	760,982
	Volkswagen Group of America Finance LLC(b)
220,000	2.50%, 09/24/2021	221,866
575,000	2.70%, 09/26/2022	581,263
		37,298,942
Consumer, Non-Cyclical — 6.25%
940,000	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC(b) 4.63%, 01/15/2027	938,872
1,050,000	Allied Universal Holdco LLC / Allied Universal Finance Corp(b) 6.63%, 07/15/2026	1,128,435
1,233,000	Altria Group Inc 4.80%, 02/14/2029	1,372,595
505,000	ASGN Inc(b) 4.63%, 05/15/2028	519,079
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
	Ashtead Capital Inc(b)
$ 1,225,000	4.38%, 08/15/2027	$ 1,269,406
415,000	4.25%, 11/01/2029	423,819
495,000	Avantor Inc(b) 6.00%, 10/01/2024	527,784
935,000	Bacardi Ltd(b) 4.70%, 05/15/2028	1,017,996
	Bausch Health Americas Inc(b)
315,000	9.25%, 04/01/2026	361,809
720,000	8.50%, 01/31/2027	819,936
	Bausch Health Cos Inc(b)
70,000	5.75%, 08/15/2027	75,950
905,000	7.00%, 01/15/2028	995,500
415,000	BRF SA(b) 4.88%, 01/24/2030	427,973
191,000	Bunge Ltd Finance Corp 4.35%, 03/15/2024	200,498
175,000	Catalent Pharma Solutions Inc(b) 5.00%, 07/15/2027	183,313
	Centene Corp(b)
250,000	5.38%, 06/01/2026	265,313
410,000	4.63%, 12/15/2029	432,078
250,000	Charles River Laboratories International Inc(b) 4.25%, 05/01/2028	254,688
990,000	Chobani LLC / Chobani Finance Corp Inc(b) 7.50%, 04/15/2025	994,950
805,000	CVS Health Corp 3.25%, 08/15/2029	816,983
1,110,000	DP World Ltd(b) 6.85%, 07/02/2037	1,458,378
	Eagle Holding Co II LLC(b)(j)
315,000	7.63%, 05/15/2022 PIK rate, 8.38%	319,958
465,000	7.75%, 05/15/2022 PIK rate, 8.50%	472,152
	HCA Inc
395,000	7.50%, 12/15/2023	447,337
290,000	8.36%, 04/15/2024	352,350
135,000	7.69%, 06/15/2025	162,675
1,115,000	7.58%, 09/15/2025	1,332,425
2,505,000	7.05%, 12/01/2027	2,968,425
1,349,000	4.13%, 06/15/2029	1,429,441
360,000	7.50%, 11/06/2033	453,600
90,000	7.75%, 07/15/2036	107,100
1,805,000	5.25%, 06/15/2049	2,011,960
490,000	JBS LUX USA / JBS USA Food Co / JBS USA Finance Inc(b) 5.50%, 01/15/2030	526,309
83,000	Koninklijke Ahold Delhaize NV 5.70%, 10/01/2040	102,240
540,000	Kronos Acquisition Holdings Inc(b) 9.00%, 08/15/2023	515,700
	Mylan Inc
330,000	5.40%, 11/29/2043	364,808
280,000	5.20%, 04/15/2048	312,595

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
	Mylan NV
$ 855,000	3.95%, 06/15/2026	$ 890,486
1,220,000	5.25%, 06/15/2046	1,368,395
400,000	Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA(b) 6.63%, 05/15/2022	397,500
425,000	Par Pharmaceutical Inc(b)(g) 7.50%, 04/01/2027	422,875
775,000	Perrigo Finance Unlimited Co 4.38%, 03/15/2026	799,373
815,000	Select Medical Corp(b) 6.25%, 08/15/2026	882,254
1,140,000	ServiceMaster Co LLC 7.45%, 08/15/2027	1,288,200
895,000	Sigma Finance Netherlands BV(b) 4.88%, 03/27/2028	965,490
720,000	Surgery Center Holdings Inc(b)(g) 6.75%, 07/01/2025	720,000
	Tenet Healthcare Corp
1,305,000	5.13%, 05/01/2025	1,344,150
332,000	5.13%, 11/01/2027(b)	350,675
215,000	6.88%, 11/15/2031	219,300
	Teva Pharmaceutical Finance Netherlands III BV
685,000	2.80%, 07/21/2023	635,337
755,000	7.13%, 01/31/2025(b)	775,536
1,460,000	3.15%, 10/01/2026	1,215,450
2,515,000	4.10%, 10/01/2046	1,810,800
150,000	United Rentals North America Inc 4.88%, 01/15/2028	156,185
530,000	West Street Merger Sub Inc(b) 6.38%, 09/01/2025	528,675
		41,135,111
Energy — 8.55%
780,000	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp(b) 7.50%, 05/01/2025	709,800
747,104	Alta Wind Holdings LLC(b) 7.00%, 06/30/2035	832,321
1,000,000	Blue Racer Midstream LLC / Blue Racer Finance Corp(b) 6.63%, 07/15/2026	905,000
	California Resources Corp
359,000	5.50%, 09/15/2021	168,730
1,510,000	8.00%, 12/15/2022(b)(g)	649,300
48,000	6.00%, 11/15/2024	14,400
368,493	Callon Petroleum Co 6.13%, 10/01/2024	375,472
1,035,000	Cheniere Corpus Christi Holdings LLC(b) 3.70%, 11/15/2029	1,055,475
	Cheniere Energy Partners LP
410,000	5.63%, 10/01/2026	433,575
Principal Amount(a)		Fair Value
Energy — (continued)
$ 545,000	4.50%, 10/01/2029(b)	$ 560,042
25,000	Chesapeake Energy Corp 5.75%, 03/15/2023	16,922
375,000	Citgo Holding Inc(b) 9.25%, 08/01/2024	402,187
	Continental Resources Inc
22,000	5.00%, 09/15/2022	22,147
240,000	4.50%, 04/15/2023	250,615
585,000	3.80%, 06/01/2024	604,576
810,000	CrownRock LP / CrownRock Finance Inc(b) 5.63%, 10/15/2025	826,200
395,000	DCP Midstream Operating LP(b) 6.45%, 11/03/2036	414,750
	Denbury Resources Inc(b)
345,000	9.25%, 03/31/2022	325,162
400,000	7.75%, 02/15/2024	354,000
965,000	Diamondback Energy Inc 3.50%, 12/01/2029	981,984
990,000	Enable Midstream Partners LP 5.00%, 05/15/2044	906,530
340,000	Enbridge Energy Partners LP 7.38%, 10/15/2045	506,628
1,750,000	EnLink Midstream Partners LP 4.15%, 06/01/2025	1,645,000
2,915,000	Exxon Mobil Corp(g) 1.90%, 08/16/2022	2,931,209
855,000	Geopark Ltd(b) 6.50%, 09/21/2024	891,346
825,000	HollyFrontier Corp 5.88%, 04/01/2026	929,289
600,000	IFM US Colonial Pipeline 2 LLC(b)(g) 6.45%, 05/01/2021	627,339
	KazMunayGas National Co JSC(b)
2,480,000	4.75%, 04/19/2027	2,723,040
1,060,000	5.75%, 04/19/2047	1,264,050
	Kinder Morgan Inc
125,000	7.80%, 08/01/2031	171,828
980,000	7.75%, 01/15/2032	1,346,733
790,000	Montage Resources Corp 8.88%, 07/15/2023	728,775
	MPLX LP
80,000	4.50%, 07/15/2023	84,967
295,000	4.88%, 06/01/2025	321,963
775,000	4.00%, 03/15/2028	801,714
800,000	Nabors Industries Inc(g) 5.50%, 01/15/2023	768,000
1,670,000	Newfield Exploration Co 5.63%, 07/01/2024	1,833,615
1,345,000	NGL Energy Partners LP / NGL Energy Finance Corp 6.13%, 03/01/2025	1,267,662
410,000	Occidental Petroleum Corp 4.50%, 07/15/2044	412,944
	ONEOK Partners LP
225,000	4.90%, 03/15/2025	247,593

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Energy — (continued)
$ 70,000	6.20%, 09/15/2043	$ 88,423
795,000	Patterson-UTI Energy Inc 5.15%, 11/15/2029	813,439
2,555,000	Pertamina Persero PT(b) 6.45%, 05/30/2044	3,280,201
	Petrobras Global Finance BV
390,000	5.30%, 01/27/2025	425,299
1,315,000	7.38%, 01/17/2027	1,604,300
565,000	5.75%, 02/01/2029	637,320
2,045,000	6.90%, 03/19/2049	2,398,785
1,800,000	Petroleos de Venezuela SA(b)(i) 6.00%, 05/16/2024	139,500
	Petroleos Mexicanos
360,000	4.63%, 09/21/2023	375,660
1,760,000	6.50%, 03/13/2027	1,868,627
1,505,000	6.84%, 01/23/2030(b)	1,604,842
525,000	6.50%, 06/02/2041	521,325
680,000	6.38%, 01/23/2045	654,092
670,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	709,399
500,000	Sanchez Energy Corp(b)(g)(h)(i) 7.25%, 02/15/2023	325,000
175,000	Shelf Drilling Holdings Ltd(b) 8.25%, 02/15/2025	166,688
935,000	Sinopec Group Overseas Development 2017 Ltd(b) 3.63%, 04/12/2027	980,443
1,215,000	State Oil Co of the Azerbaijan Republic 6.95%, 03/18/2030	1,490,596
745,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.88%, 04/15/2026	791,562
750,000	TerraForm Power Operating LLC(b) 5.00%, 01/31/2028	792,982
2,870,000	Transcontinental Gas Pipe Line Co LLC 7.85%, 02/01/2026	3,644,498
1,070,000	Transportadora de Gas Internacional SA ESP(b) 5.55%, 11/01/2028	1,223,823
	USA Compression Partners LP / USA Compression Finance Corp
500,000	6.88%, 04/01/2026	525,000
475,000	6.88%, 09/01/2027	494,760
565,000	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp(b) 8.75%, 04/15/2023	276,850
85,000	Viper Energy Partners LP(b) 5.38%, 11/01/2027	88,400
		56,234,697
Financial — 16.25%
	Acrisure LLC / Acrisure Finance Inc(b)
325,000	8.13%, 02/15/2024	353,438
1,100,000	7.00%, 11/15/2025	1,061,500
Principal Amount(a)		Fair Value
Financial — (continued)
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
$ 750,000	3.95%, 02/01/2022	$ 774,652
300,000	3.50%, 05/26/2022	308,266
480,000	3.65%, 07/21/2027	494,053
100,000	AGFC Capital Trust I(b)(e) 3.75%, 01/15/2067 3-mo. LIBOR + 1.75%	49,000
1,210,000	Aircastle Ltd 4.25%, 06/15/2026	1,279,219
1,205,000	Allstate Corp(e) 5.75%, 08/15/2053 3-mo. LIBOR + 2.93%	1,295,459
	American International Group Inc
60,000	4.88%, 06/01/2022	64,028
75,000	4.13%, 02/15/2024	80,483
1,125,000	Antares Holdings LP(b) 6.00%, 08/15/2023	1,182,865
805,000	Athene Holding Ltd 4.13%, 01/12/2028	832,554
815,000	Australia & New Zealand Banking Group Ltd(b) 4.40%, 05/19/2026	867,901
1,148,000	Avolon Holdings Funding Ltd(b) 4.38%, 05/01/2026	1,212,632
600,000	Banco de Bogota SA(b) 6.25%, 05/12/2026	671,256
4,800,000	Banco Santander SA 5.18%, 11/19/2025	5,372,990
	Bank of America Corp
225,000	4.25%, 10/22/2026	245,196
400,000	4.18%, 11/25/2027	433,265
1,000,000	Bank of China Ltd(b)(g) 5.00%, 11/13/2024	1,090,886
770,000	Bank of Montreal 3.80%, 12/15/2032	803,072
1,150,000	BBVA Bancomer SA(b) 5.13%, 01/18/2033	1,160,074
1,180,000	Brighthouse Financial Inc(g) 3.70%, 06/22/2027	1,175,892
1,335,000	Brixmor Operating Partnership LP REIT 4.13%, 05/15/2029	1,432,351
1,465,000	Capital One Financial Corp 3.75%, 07/28/2026	1,541,950
770,000	Citadel LP(b) 4.88%, 01/15/2027	809,976
1,445,000	Citibank NA(e) 2.50%, 05/20/2022 3-mo. LIBOR + 0.60%	1,450,417
	Citigroup Inc
900,000	6.25%, Perpetual(e)(k) 3-mo. LIBOR + 4.51%	1,022,670
1,775,000	3.50%, 05/15/2023	1,846,487
480,000	CNO Financial Group Inc 5.25%, 05/30/2029	535,800
	Danske Bank A/S(b)(e)
1,020,000	3.00%, 09/20/2022 3-mo. LIBOR + 1.24%	1,027,868

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Financial — (continued)
$ 295,000	3.24%, 12/20/2025 3-mo. LIBOR + 1.59%	$ 298,286
210,000	Deutsche Bank AG 4.88%, 12/01/2032	197,925
172,000,000	Development Bank of Kazakhstan JSC(b) KZT, 8.95%, 05/04/2023	419,958
200,139	Doric Nimrod Air Alpha Pass Through Trust(b) Series 2013-1 Class A 5.25%, 05/30/2023	205,821
1,000,000	Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Finance(b) 5.00%, 08/01/2021	1,015,243
1,120,000	EPR Properties REIT 4.75%, 12/15/2026	1,222,981
800,000	Equinix Inc REIT 3.20%, 11/18/2029	802,976
980,000	ESH Hospitality Inc REIT(b) 4.63%, 10/01/2027	992,250
965,000	Fairfax Financial Holdings Ltd 4.85%, 04/17/2028	1,050,251
145,000	Fairstone Financial Inc(b) 7.88%, 07/15/2024	155,875
975,000	Fidelity National Financial Inc 5.50%, 09/01/2022	1,049,282
	Global Atlantic Finance Co(b)
770,000	8.63%, 04/15/2021	822,832
365,000	4.40%, 10/15/2029	359,856
	GLP Capital LP / GLP Financing II Inc REIT
850,000	5.25%, 06/01/2025	932,960
288,000	5.75%, 06/01/2028	326,995
	Goldman Sachs Group Inc
1,090,000	3.85%, 01/26/2027	1,159,238
1,600,000	6.75%, 10/01/2037	2,217,795
1,140,000	Grupo de Inversiones Suramericana SA(b) 5.50%, 04/29/2026	1,271,111
650,000	Healthcare Trust of America Holdings LP REIT 3.75%, 07/01/2027	685,747
427,000	Huntington Bancshares Inc(e)(k) 5.70%, Perpetual 3-mo. LIBOR + 2.88%	443,013
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
700,000	6.38%, 12/15/2025	734,125
1,085,000	6.25%, 05/15/2026	1,155,525
755,000	ING Groep NV(g)(k) 6.00%, Perpetual	759,002
980,000	Intercorp Peru Ltd(b) 3.88%, 08/15/2029	970,210
	International Lease Finance Corp
145,000	8.25%, 12/15/2020	153,284
555,000	4.63%, 04/15/2021	572,238
1,000,000	Iron Mountain Inc REIT(b) 4.88%, 09/15/2029	1,015,800
Principal Amount(a)		Fair Value
Financial — (continued)
$ 965,000	iStar Inc REIT 4.25%, 08/01/2025	$ 975,576
	Jefferies Group LLC
580,000	5.13%, 01/20/2023	626,019
705,000	6.45%, 06/08/2027	826,154
1,140,000	6.25%, 01/15/2036	1,359,272
1,500,000	KeyCorp (e)(k) 5.00%, Perpetual 3-mo. LIBOR + 3.60%	1,593,960
1,000,000	KeyCorp Capital III 7.75%, 07/15/2029	1,270,921
10,720,000	Kreditanstalt fuer Wiederaufbau NOK, 1.00%, 10/12/2021	1,205,779
350,000	Lincoln National Corp(e) 4.01%, 04/20/2067 3-mo. LIBOR + 2.04%	295,750
580,000	M&T Bank Corp(e)(k) 5.13%, Perpetual 3-mo. LIBOR + 3.52%	628,575
600,000	MBIA Insurance Corp(b)(e) 13.26%, 01/15/2033 3-mo. LIBOR + 11.26%	410,583
	MetLife Inc
860,000	5.88%, Perpetual(e)(k) 3-mo. LIBOR + 2.95%	957,343
245,000	9.25%, 04/08/2038(b)	360,763
915,000	10.75%, 08/01/2039	1,528,050
490,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc REIT(b) 5.75%, 02/01/2027	547,575
	Morgan Stanley
2,970,000	4.10%, 05/22/2023	3,135,317
585,000	3.13%, 07/27/2026	603,399
1,950,000	4.35%, 09/08/2026	2,131,017
285,000	3.95%, 04/23/2027	305,443
	MPT Operating Partnership LP / MPT Finance Corp REIT
400,000	5.00%, 10/15/2027	424,000
195,000	4.63%, 08/01/2029	200,850
1,410,000	Mutual of Omaha Insurance Co(b) 6.80%, 06/15/2036	1,838,304
1,345,000	Nationstar Mortgage Holdings Inc(b) 9.13%, 07/15/2026	1,489,588
	Navient Corp
190,000	5.50%, 01/25/2023	202,825
1,035,000	6.13%, 03/25/2024	1,122,975
195,000	5.88%, 10/25/2024	208,650
825,000	6.75%, 06/15/2026	906,758
3,035,000	5.63%, 08/01/2033	2,610,100
1,340,000	Old Republic International Corp 4.88%, 10/01/2024	1,468,271
535,000	Penn Mutual Life Insurance Co(b) 6.65%, 06/15/2034	687,115

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Financial — (continued)
$ 850,000	PNC Financial Services Group Inc(e)(k) 5.00%, Perpetual 3-mo. LIBOR + 3.30%	$ 908,965
	Prudential Financial Inc(e)
690,000	5.88%, 09/15/2042 3-mo. LIBOR + 4.17%	741,750
390,000	5.63%, 06/15/2043 3-mo. LIBOR + 3.92%	419,250
	Quicken Loans Inc(b)
495,000	5.75%, 05/01/2025	511,706
565,000	5.25%, 01/15/2028	584,775
535,000	Radian Group Inc 4.50%, 10/01/2024	565,763
585,000	Regency Centers LP REIT 2.95%, 09/15/2029	583,795
1,185,000	Royal Bank of Scotland Group PLC 6.00%, 12/19/2023	1,317,011
	Santander Holdings USA Inc
1,840,000	3.50%, 06/07/2024	1,891,557
380,000	4.40%, 07/13/2027	409,897
	Service Properties Trust REIT
1,275,000	4.35%, 10/01/2024	1,309,153
640,000	4.75%, 10/01/2026	655,874
1,315,000	4.95%, 02/15/2027	1,362,420
	Societe Generale SA(b)
1,740,000	4.75%, 11/24/2025	1,884,212
2,475,000	4.25%, 08/19/2026	2,610,796
850,000	Spirit Realty LP REIT 3.40%, 01/15/2030	853,215
	Springleaf Finance Corp
1,355,000	6.88%, 03/15/2025	1,541,313
715,000	7.13%, 03/15/2026	826,683
80,000	5.38%, 11/15/2029	83,504
	Synchrony Financial
410,000	2.85%, 07/25/2022	414,867
1,120,000	3.95%, 12/01/2027	1,175,814
540,000	Synovus Financial Corp 5.90%, 02/07/2029	572,400
1,295,000	Toronto-Dominion Bank 3.63%, 09/15/2031	1,353,287
870,000	Voya Financial Inc(e)(g) 5.65%, 05/15/2053 3-mo. LIBOR + 3.58%	924,993
775,000	Wells Fargo & Co(e)(k) 5.90%, Perpetual 3-mo. LIBOR + 3.11%	843,836
1,160,000	Zions Bancorp NA 3.25%, 10/29/2029	1,137,447
		106,871,994
Industrial — 3.98%
1,650,000	APL Ltd 8.00%, 01/15/2024	1,468,665
980,000	ARD Finance SA(b)(j) 6.50%, 06/30/2027 PIK rate, 7.25%	1,013,271
Principal Amount(a)		Fair Value
Industrial — (continued)
	Bombardier Inc(b)
$ 580,000	5.75%, 03/15/2022	$ 599,031
2,255,000	6.00%, 10/15/2022	2,254,323
400,000	7.50%, 03/15/2025	412,496
1,238,000	CAD, 7.35%, 12/22/2026	919,288
770,000	Delhi International Airport Ltd(b) 6.45%, 06/04/2029	823,635
845,000	Embraer Netherlands Finance BV 5.40%, 02/01/2027	951,056
	General Electric Co
1,035,000	5.00%, Perpetual(e)(k) 3-mo. LIBOR + 3.33%	1,013,741
260,000	4.50%, 03/11/2044	284,066
	GFL Environmental Inc(b)
325,000	7.00%, 06/01/2026	343,330
315,000	8.50%, 05/01/2027	346,500
780,000	Granite Holdings US Acquisition Co(b) 11.00%, 10/01/2027	789,750
520,000	Greif Inc(b) 6.50%, 03/01/2027	561,600
1,015,000	Hillenbrand Inc 4.50%, 09/15/2026	1,060,552
600,000	Hillman Group Inc(b) 6.38%, 07/15/2022	558,000
500,000	IHS Netherlands Holdco BV(b) 8.00%, 09/18/2027	531,250
205,000	Keysight Technologies Inc 3.00%, 10/30/2029	205,378
436,000	Leonardo US Holding Inc(b) 6.25%, 01/15/2040	486,140
450,000	LSB Industries Inc(b) 9.63%, 05/01/2023	462,092
	Masco Corp
233,000	7.75%, 08/01/2029	302,483
339,000	6.50%, 08/15/2032	416,308
815,000	Mauser Packaging Solutions Holding Co(b) 7.25%, 04/15/2025	804,813
1,570,000	Oshkosh Corp 4.60%, 05/15/2028	1,675,074
	Owens Corning
936,000	3.95%, 08/15/2029	972,966
502,000	7.00%, 12/01/2036	625,100
665,000	Patrick Industries Inc(b) 7.50%, 10/15/2027	708,225
925,000	Pentair Finance SARL 4.50%, 07/01/2029	974,408
520,000	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu(b) 7.00%, 07/15/2024	537,550
	TransDigm Inc(b)
365,000	6.25%, 03/15/2026	395,153
810,000	5.50%, 11/15/2027	819,096
	Trident TPI Holdings Inc(b)
550,000	9.25%, 08/01/2024	555,500

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 575,000	6.63%, 11/01/2025	$ 517,500
825,000	Vertiv Intermediate Holding Corp(b)(j) 12.00%, 02/15/2022 PIK rate, 13.00%	855,938
900,000	Weekley Homes LLC / Weekley Finance Corp 6.63%, 08/15/2025	931,500
		26,175,778
Technology — 2.16%
1,645,000	Apple Inc 1.80%, 05/11/2020	1,643,519
350,000	Banff Merger Sub Inc(b) 9.75%, 09/01/2026	354,375
2,485,000	Broadcom Inc(b) 4.75%, 04/15/2029	2,717,147
895,000	Citrix Systems Inc 4.50%, 12/01/2027	968,823
	Dell International LLC / EMC Corp(b)
620,000	6.02%, 06/15/2026	713,076
395,000	8.10%, 07/15/2036	518,435
355,000	Exela Intermediate LLC / Exela Finance Inc(b)(g) 10.00%, 07/15/2023	142,000
625,000	Hewlett Packard Enterprise Co 6.35%, 10/15/2045	750,654
3,270,000	International Business Machines Corp 2.85%, 05/13/2022	3,340,687
	Micron Technology Inc
170,000	5.33%, 02/06/2029	194,838
995,000	4.66%, 02/15/2030	1,094,726
720,000	MSCI Inc(b) 4.00%, 11/15/2029	729,900
985,000	VMware Inc 3.90%, 08/21/2027	1,029,944
		14,198,124
Utilities — 1.62%
960,000	CenterPoint Energy Inc 4.25%, 11/01/2028	1,041,158
1,286,000	DPL Inc(b) 4.35%, 04/15/2029	1,239,287
875,000	EDP Finance BV(b) 4.13%, 01/15/2020	874,052
765,000	Enel Finance International NV(b) 6.00%, 10/07/2039	961,656
1,570,000	NextEra Energy Capital Holdings Inc 2.40%, 09/01/2021	1,580,906
1,125,000	Perusahaan Listrik Negara PT(b) 4.13%, 05/15/2027	1,185,469
	Talen Energy Supply LLC(b)
180,000	7.25%, 05/15/2027	189,396
755,000	6.63%, 01/15/2028	770,100
Principal Amount(a)		Fair Value
Utilities — (continued)
	Vistra Operations Co LLC(b)
$ 1,820,000	3.70%, 01/30/2027	$ 1,806,486
980,000	4.30%, 07/15/2029	998,428
		10,646,938
TOTAL CORPORATE BONDS AND NOTES — 54.58% (Cost $334,952,016)		$359,035,980
CONVERTIBLE BONDS
Communications — 0.69%
5,000,000	DISH Network Corp 2.38%, 03/15/2024	4,565,500
Consumer, Non-Cyclical — 0.21%
1,295,000	BioMarin Pharmaceutical Inc(g) 0.60%, 08/01/2024	1,368,166
Energy — 0.02%
275,000	Chesapeake Energy Corp 5.50%, 09/15/2026	131,006
TOTAL CONVERTIBLE BONDS — 0.92% (Cost $6,113,315)		$ 6,064,672
FOREIGN GOVERNMENT BONDS AND NOTES
625,000	Abu Dhabi Government International Bond(b) 3.13%, 09/30/2049	609,375
	Angolan Government International Bond(b)
985,000	8.25%, 05/09/2028	1,062,017
1,105,000	8.00%, 11/26/2029	1,177,327
1,665 (l)	Brazilian Government International Bond BRL, 12.50%, 01/05/2022	459,534
1,165,000	Costa Rica Government International Bond(b) 6.13%, 02/19/2031	1,239,269
	Dominican Republic International Bond(b)
200,000	6.88%, 01/29/2026(g)	228,252
1,410,000	6.00%, 07/19/2028	1,566,877
1,850,000	Ecuador Government International Bond(b) 8.88%, 10/23/2027	1,696,797
	Egypt Government International Bond(b)
895,000	7.60%, 03/01/2029	978,530
870,000	8.50%, 01/31/2047	965,161
	Ghana Government International Bond(b)
485,000	7.63%, 05/16/2029	493,900

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 1,145,000	8.13%, 03/26/2032	$ 1,165,159
1,250,000	Indonesia Government International Bond(b) 4.35%, 01/08/2027	1,363,963
400,000	Ivory Coast Government International Bond(b) 6.13%, 06/15/2033	402,918
1,530,000	Jordan Government International Bond(b) 5.75%, 01/31/2027	1,613,715
1,445,000	Kenya Government International Bond(b) 8.00%, 05/22/2032	1,572,015
235,000(m)	Mexican Bonos MXP, 6.50%, 06/09/2022	1,235,659
	Mexico Government International Bond
520,000	4.15%, 03/28/2027	557,180
670,000	4.50%, 04/22/2029	734,655
725,000	Mongolia Government International Bond(b) 8.75%, 03/09/2024	823,555
900,000	Morocco Government International Bond(b) 5.50%, 12/11/2042	1,102,149
1,810,000	Nigeria Government International Bond(b) 7.88%, 02/16/2032	1,876,651
6,595,000	Norway Government Bond(b) NOK, 3.75%, 05/25/2021	776,139
	Pakistan Government International Bond
530,000	6.88%, 12/05/2027(b)	551,507
605,000	6.88%, 12/05/2027	629,551
535,000	Panama Government International Bond 4.30%, 04/29/2053	621,938
	Republic of South Africa Government International Bond
350,000	5.88%, 09/16/2025	385,214
645,000	4.30%, 10/12/2028	632,100
580,000	5.65%, 09/27/2047	564,050
3,000,000	Russian Foreign Eurobond(b) 5.63%, 04/04/2042	3,922,950
	Saudi Government International Bond(b)
1,560,000	3.63%, 03/04/2028	1,646,496
1,295,000	4.50%, 10/26/2046	1,433,705
	Turkey Government International Bond
1,700,000	4.88%, 10/09/2026	1,622,446
1,255,000	6.00%, 03/25/2027	1,271,423
1,655,000	7.63%, 04/26/2029(g)	1,827,679
2,525,000	Ukraine Government International Bond(b) 7.38%, 09/25/2032	2,692,115
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 1,700,000	Venezuela Government International Bond(i) 7.65%, 04/21/2025	$ 195,500
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 6.34% (Cost $40,171,771)		$ 41,697,471
MORTGAGE-BACKED SECURITIES
Non-Agency — 9.09%
1,050,760	Agate Bay Mortgage Trust(b)(c) Series 2016-3 Class A5 3.50%, 08/25/2046	1,071,406
820,137	Angel Oak Mortgage Trust(b)(c) Series 2019-3 Class A1 2.93%, 05/25/2059	821,819
865,831	Angel Oak Mortgage Trust I LLC(b)(c) Series 2019-1 Class A1 3.92%, 11/25/2048	878,245
	Arroyo Mortgage Trust(b)(c)
	Series 2018-1 Class A1
251,513	3.76%, 04/25/2048	254,429
	Series 2019-1 Class A1
631,145	3.81%, 01/25/2049	641,711
	Series 2019-2 Class A1
516,536	3.35%, 04/25/2049	522,664
205,000	Brass No 8 PLC(b)(e) Series 8A Class A1 2.81%, 11/16/2066 3-mo. LIBOR + 0.70%	204,980
1,037,232	Bunker Hill Loan Depositary Trust(b)(d) Series 2019-1 Class A1 3.61%, 10/26/2048	1,048,003
985,000	BX Trust(b) Series 2019-OC11 Class D 4.08%, 12/09/2041	997,896
478,101	Chase Home Lending Mortgage Trust(b)(c) Series 2019-ATR1 Class A4 4.00%, 04/25/2049	480,972
1,500,528	Chase Mortgage Finance Corp(b)(c) Series 2016-SH2 Class M2 3.75%, 12/25/2045	1,530,715
1,325,000	CHC Commercial Mortgage Trust(b)(e) Series 2019-CHC Class A 2.86%, 06/15/2034 1-mo. LIBOR + 1.12%	1,323,409
	Citigroup Mortgage Loan Trust(b)(c)
	Series 2018-RP3 Class A1
106,483	3.25%, 03/25/2061	107,603
	Series 2019-IMC1 Class A1
682,265	2.72%, 07/25/2049	682,912

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2019-RP1 Class A1
$ 999,277	3.50%, 01/25/2066	$ 1,019,762
	COLT Mortgage Loan Trust(b)(c)
	Series 2018-3 Class A1
1,736,314	3.69%, 10/26/2048	1,745,278
	Series 2019-1 Class A1
469,661	3.71%, 03/25/2049	472,263
	Series 2019-3 Class A1
1,887,611	2.76%, 08/25/2049	1,885,039
1,500,000	COMM Mortgage Trust(b)(c) Series 2014-277P Class A 3.61%, 08/10/2049	1,579,231
255,000	CSMC Trust(b)(c) Series 2019-RP10 Class A1 3.32%, 12/25/2059	254,592
235,000	DBUBS Mortgage Trust(b)(c) Series 2017-BRBK Class D 3.53%, 10/10/2034	238,282
886,886	Deephaven Residential Mortgage Trust(b)(c) Series 2018-3A Class A1 3.79%, 08/25/2058	891,918
	Ellington Financial Mortgage Trust(b)(c)
	Series 2018-1 Class A1FX
657,102	4.14%, 10/25/2058	666,416
	Series 2019-1 Class A1
677,062	2.93%, 06/25/2059	679,851
	Series 2019-2 Class A3
308,035	3.05%, 11/25/2059	307,797
	Galton Funding Mortgage Trust(b)(c)
	Series 2018-2 Class A41
713,719	4.50%, 10/25/2058	727,092
	Series 2019-H1 Class A1
384,763	2.66%, 10/25/2059	384,876
414,581	GCAT LLC(b)(d) Series 2019-NQM1 Class A1 2.99%, 02/25/2059	415,460
430,446	GCAT Trust(b)(c) Series 2019-RPL1 Class A1 2.65%, 10/25/2068	429,740
92,541	Grand Avenue Mortgage Loan Trust(b) Series 2017-RPL1 Class A1 3.25%, 08/25/2064	91,300
430,000	GS Mortgage Securities Corp Trust(b)(c) Series 2013-PEMB Class D 3.55%, 03/05/2033	373,260
	Homeward Opportunities Fund I Trust(b)(c)
	Series 2018-2 Class A1
190,643	3.99%, 11/25/2058	193,651
	Series 2019-1 Class A1
737,341	3.45%, 01/25/2059	741,251
	JP Morgan Mortgage Trust(c)
	Series 2005-A5 Class 1A2
327,211	4.11%, 08/25/2035	332,518
	Series 2014-2 Class 2A2
645,087	3.50%, 06/25/2029(b)	652,978
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2018-8 Class A3
$ 1,589,286	4.00%, 01/25/2049(b)	$ 1,611,307
820,000	JPMBB Commercial Mortgage Securities Trust Series 2015-C31 Class AS 4.11%, 08/15/2048	873,248
431,620	Legacy Mortgage Asset Trust(b)(d) Series 2019-GS7 Class A1 3.25%, 11/25/2059	431,775
980,000	LHOME Mortgage Trust(b)(d) Series 2019-RTL1 Class A1 4.58%, 10/25/2023	989,548
330,000	Mello Warehouse Securitization Trust(b)(e) Series 2019-1 Class C 2.99%, 06/25/2052 1-mo. LIBOR + 1.20%	330,000
876,006	Metlife Securitization Trust(b)(c) Series 2019-1A Class A1A 3.75%, 04/25/2058	903,334
546,494	Mill City Mortgage Loan Trust(b)(c) Series 2019-GS1 Class A1 2.75%, 07/25/2059	548,978
	New Residential Mortgage Loan Trust(b)
	Series 2017-2A Class A3
2,071,040	4.00%, 03/25/2057(c)	2,159,213
	Series 2018-1A Class A1A
2,513,825	4.00%, 12/25/2057(c)	2,604,395
	Series 2018-4A Class A1S
1,388,029	2.54%, 01/25/2048(e) 1-mo. LIBOR + 0.75%	1,384,250
	Series 2018-NQM1 Class A1
348,994	3.99%, 11/25/2048(c)	352,113
	Series 2019-NQM1 Class A1
1,620,757	3.67%, 01/25/2049(c)	1,629,186
	Series 2019-NQM4 Class A1
372,232	2.49%, 09/25/2059(c)	370,398
	Onslow Bay Mortgage Loan Trust(b)(c)
	Series 2018-EXP2 Class 1A1
1,034,188	4.00%, 11/25/2048	1,043,235
	Series 2019-EXP3 Class 1A8
308,161	3.50%, 10/25/2059	310,191
	Series 2019-INV1 Class A3
477,033	4.50%, 11/25/2048	490,015
	Preston Ridge Partners Mortgage LLC(b)
	Series 2019-1A Class A1
1,479,022	4.50%, 01/25/2024(d)	1,482,585
	Series 2019-GS1 Class A1
757,170	3.50%, 10/25/2024(c)	756,321
1,966,908	Provident Funding Mortgage Trust(b)(c) Series 2019-1 Class A2 3.00%, 12/25/2049	1,977,279

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 1,221,437	RCO V Mortgage LLC(b)(d) Series 2019-1 Class A1 3.72%, 05/24/2024	$ 1,222,600
1,676,182	Residential Mortgage Loan Trust(b)(c) Series 2019-2 Class A1 2.91%, 05/25/2059	1,673,732
965,316	RMF Proprietary Issuance Trust(b)(c) Series 2019-1 Class A 2.75%, 10/25/2063	955,113
	Sequoia Mortgage Trust(b)(c)
	Series 2018-CH2 Class A12
1,565,514	4.00%, 06/25/2048	1,575,888
	Series 2019-CH2 Class A1
319,790	4.50%, 08/25/2049	324,288
1,364,468	Starwood Mortgage Residential Trust(b)(c) Series 2019-IMC1 Class A1 3.47%, 02/25/2049	1,374,612
955,345	Towd Point HE Trust(b)(e) Series 2019-HE1 Class A1 2.69%, 04/25/2048 1-mo. LIBOR + 0.90%	954,433
497,221	Towd Point Mortgage Trust(b)(c) Series 2019-4 Class A1 2.90%, 10/25/2059	499,781
780,000	UBS Commercial Mortgage Trust(b)(c) Series 2012-C1 Class D 5.57%, 05/10/2045	764,726
	Verus Securitization Trust(b)(c)
	Series 2018-2 Class B1
585,000	4.43%, 06/01/2058	590,790
	Series 2018-3 Class A1
518,843	4.11%, 10/25/2058	523,964
	Series 2019-1 Class A1
868,602	3.84%, 02/25/2059	877,410
	Series 2019-INV1 Class A1
702,493	3.40%, 12/25/2059	706,895
1,910,000	Wells Fargo Commercial Mortgage Trust Series 2015-LC20 Class B 3.72%, 04/15/2050	1,977,052
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 830,000	WFRBS Commercial Mortgage Trust Series 2014-C24 Class AS 3.93%, 11/15/2047	$ 872,239
		59,790,213
U.S. Government Agency — 0.13%
820,456	Federal National Mortgage Association 3.50%, 07/01/2049	842,905
TOTAL MORTGAGE-BACKED SECURITIES — 9.22% (Cost $60,254,797)		$ 60,633,118
MUNICIPAL BONDS AND NOTES
2,430,000	State of California 7.60%, 11/01/2040	4,011,225
2,460,000	Tobacco Settlement Financing Corp Series A-1 6.71%, 06/01/2046	2,369,349
TOTAL MUNICIPAL BONDS AND NOTES — 0.97% (Cost $6,483,773)		$ 6,380,574
U.S. GOVERNMENT AGENCY BONDS AND NOTES
	Federal National Mortgage Association
843,787	4.00%, 09/01/2047	886,368
727,883	4.00%, 05/01/2048	760,640
TOTAL U.S. GOVERNMENT AGENCY BONDS AND NOTES — 0.25% (Cost $1,593,357)		$ 1,647,008
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
5,670,000	1.50%, 04/15/2020	5,668,450
1,915,000	2.38%, 04/30/2020	1,919,638
11,440,000	1.50%, 09/30/2021	11,419,698
5,220,000	1.50%, 11/30/2021	5,211,515
3,100,000	1.75%, 06/15/2022(g)	3,111,131
2,000,000	1.25%, 08/31/2024	1,959,909
7,970,000	1.50%, 09/30/2024	7,896,067
5,620,000	3.00%, 08/15/2048	6,321,872
4,495,000	2.25%, 08/15/2049	4,355,233
TOTAL U.S. TREASURY BONDS AND NOTES — 7.28% (Cost $46,967,864)		$ 47,863,513

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
COMMON STOCK
Basic Materials — 0.08%
43,327	Hexion Holdings Corp Class B(g)(n)	$ 522,090
Communications — 0.43%
33,353	AT&T Inc	1,303,435
51,679	Corning Inc	1,504,376
		2,807,811
Energy — 0.00%(o)
42,007	Chesapeake Energy Corp(n)	34,681
TOTAL COMMON STOCK — 0.51% (Cost $6,341,572)		$ 3,364,582
CONVERTIBLE PREFERRED STOCK
Consumer, Non-Cyclical — 0.17%
10,938	Bunge Ltd 4.88%	1,126,331
Energy — 0.25%
4,456	Chesapeake Energy Corp 5.00%	90,234
15	Chesapeake Energy Corp 5.75%	2,797
30,000	El Paso Energy Capital Trust I 4.75%	1,519,507
		1,612,538
TOTAL CONVERTIBLE PREFERRED STOCK — 0.42% (Cost $2,604,470)		$ 2,738,869
PREFERRED STOCK
Utilities — 0.09%
24,643	Southern California Edison Co	605,725
TOTAL PREFERRED STOCK — 0.09% (Cost $383,938)		$ 605,725
GOVERNMENT MONEY MARKET MUTUAL FUNDS
725,000	BlackRock Liquidity Funds FedFund Institutional Shares(p), 1.52%(q)	725,000
530,000	Fidelity® Investments Money Market Government Portfolio Institutional Class(p), 1.53%(q)	530,000
725,000	Goldman Sachs Financial Square Government Fund Institutional Shares(p), 1.51%(q)	725,000
741,000	Invesco Government & Agency Portfolio Institutional Class(p), 1.51%(q)	741,000
Shares		Fair Value
Government Money Market Mutual Funds — (continued)
725,000	JPMorgan U.S. Government Money Market Fund Capital Shares(p), 1.50%(q)	$ 725,000
725,000	Morgan Stanley Institutional Liquidity Funds Government Portfolio(p), 1.51%(q)	725,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.63% (Cost $4,171,000)		$ 4,171,000
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 0.64%
$ 4,200,000	Federal Home Loan Bank 1.17%, 01/02/2020	4,199,866
Repurchase Agreements — 2.28%
1,350,303	Undivided interest of 12.97% in a repurchase agreement (principal amount/value $10,417,355 with a maturity value of $10,418,252) with HSBC Securities (USA) Inc, 1.55%, dated 12/31/19 to be repurchased at $1,350,303 on 1/2/20 collateralized by U.S. Treasury securities, 0.00% - 2.63%, 1/9/20 - 5/15/47, with a value of $10,625,702.(p)	1,350,303
4,560,770	Undivided interest of 16.92% in a repurchase agreement (principal amount/value $26,989,456 with a maturity value of $26,991,810) with Bank of Montreal, 1.57%, dated 12/31/19 to be repurchased at $4,560,770 on 1/2/20 collateralized by various U.S. Government Agency securities, 2.50% - 5.00%, 4/20/49 - 12/1/49, with a value of $27,529,245.(p)	4,560,770

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 4,560,770	Undivided interest of 28.27% in a repurchase agreement (principal amount/value $16,152,649 with a maturity value of $16,154,085) with Credit Agricole Securities (USA) Inc, 1.60%, dated 12/31/19 to be repurchased at $4,560,770 on 1/2/20 collateralized by various U.S. Government Agency securities, 3.00% - 5.00%, 11/1/33 - 8/1/49, with a value of $16,475,702.(p)	$ 4,560,770
4,560,770	Undivided interest of 6.91% in a repurchase agreement (principal amount/value $66,115,552 with a maturity value of $66,121,319) with Citigroup Global Markets Inc, 1.57%, dated 12/31/19 to be repurchased at $4,560,770 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/13/20 - 9/20/69, with a value of $67,437,863.(p)	4,560,770
		15,032,613
TOTAL SHORT TERM INVESTMENTS — 2.92% (Cost $19,232,479)		$ 19,232,479
TOTAL INVESTMENTS — 101.44% (Cost $642,781,047)		$667,282,063
OTHER ASSETS & LIABILITIES, NET — (1.44)%		$ (9,481,262)
TOTAL NET ASSETS — 100.00%		$657,800,801
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2019
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2019. Maturity date disclosed represents final maturity date.
(e)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2019.
(f)	All or a portion of this position has not settled as of December 31, 2019. The interest rate shown represents the stated spread over LIBOR or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(g)	All or a portion of the security is on loan at December 31, 2019.
(h)	Security in bankruptcy at December 31, 2019.
(i)	Security in default.
(j)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(k)	Security has no contractual maturity date and pays an indefinite stream of interest.
(l)	Principal amount is stated in 1,000 Brazilian Real Units.
(m)	Principal amount is stated in 100 Mexican Peso Units.
(n)	Non-income producing security.
(o)	Represents less than 0.005% of net assets.
(p)	Collateral received for securities on loan.
(q)	Rate shown is the 7-day yield as of December 31, 2019.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
KZT	Kazakhstani Tenge
MXP	Mexican Peso
NOK	Norwegian Krone
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2019
Great-West Multi-Sector Bond Fund
ASSETS:
Investments in securities, fair value (including $18,459,852 of securities on loan)(a)	$652,249,450
Repurchase agreements, fair value(b)	15,032,613
Cash	4,640,745
Interest receivable	6,063,141
Subscriptions receivable	434,222
Receivable for investments sold	2,976,102
Total Assets	681,396,273
LIABILITIES:
Payable for director fees	2,807
Payable for distribution fees	122
Payable for investments purchased	2,042,055
Payable for other accrued fees	80,206
Payable for shareholder services fees	57,499
Payable to investment adviser	301,898
Payable upon return of securities loaned	19,203,613
Redemptions payable	1,907,272
Total Liabilities	23,595,472
NET ASSETS	$657,800,801
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$6,216,684
Paid-in capital in excess of par	624,849,341
Undistributed/accumulated earnings	26,734,776
NET ASSETS	$657,800,801
NET ASSETS BY CLASS
Investor Class	$185,208,565
Class L	$606,277
Institutional Class	$471,985,959
CAPITAL STOCK:
Authorized
Investor Class	80,000,000
Class L	15,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	13,376,093
Class L	59,495
Institutional Class	48,731,247
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$13.85
Class L	$10.19
Institutional Class	$9.69
(a) Cost of investments	$627,748,434
(b) Cost of repurchase agreements	$15,032,613
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2019
Great-West Multi-Sector Bond Fund
INVESTMENT INCOME:
Interest	$31,945,032
Income from securities lending	170,669
Dividends	795,870
Foreign withholding tax	(13,981)
Total Income	32,897,590
EXPENSES:
Management fees	3,369,962
Shareholder services fees – Investor Class	678,418
Shareholder services fees – Class L	1,312
Audit and tax fees	46,408
Custodian fees	37,346
Director's fees	14,191
Distribution fees – Class L	944
Legal fees	9,461
Pricing fees	91,151
Registration fees	56,968
Shareholder report fees	11,438
Transfer agent fees	11,985
Other fees	1,715
Total Expenses	4,331,299
Less amount waived by investment adviser	85,481
Less amount waived by distributor - Class L	33
Net Expenses	4,245,785
NET INVESTMENT INCOME	28,651,805
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(7,785,360)
Net Realized Loss	(7,785,360)
Net change in unrealized appreciation on investments and foreign currency translations	52,085,111
Net Change in Unrealized Appreciation	52,085,111
Net Realized and Unrealized Gain	44,299,751
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,951,556
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2019 and 2018
Great-West Multi-Sector Bond Fund	2019	2018
OPERATIONS:
Net investment income	$28,651,805	$29,603,933
Net realized loss	(7,785,360)	(460,246)
Net change in unrealized appreciation (depreciation)	52,085,111	(48,627,045)
Net Increase (Decrease) in Net Assets Resulting from Operations	72,951,556	(19,483,358)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(3,479,270)	(6,675,662)
Class L	(10,904)	(3,569)
Institutional Class	(14,200,904)	(23,763,254)
From Net Investment Income and Net Realized Gains	(17,691,078)	(30,442,485)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	42,874,227	48,117,714
Class L	1,052,258	220,423
Institutional Class	89,164,836	84,486,086
Shares issued in reinvestment of distributions
Investor Class	3,479,270	6,675,662
Class L	10,904	3,569
Institutional Class	14,200,904	23,763,254
Shares redeemed
Investor Class	(74,596,041)	(131,254,590)
Class L	(587,040)	(105,485)
Institutional Class	(90,285,821)	(141,885,057)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(14,686,503)	(109,978,424)
Total Increase (Decrease) in Net Assets	40,573,975	(159,904,267)
NET ASSETS:
Beginning of year	617,226,826	777,131,093
End of year	$657,800,801	$617,226,826
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	3,190,719	3,631,463
Class L	105,607	22,237
Institutional Class	9,413,234	8,869,078
Shares issued in reinvestment of distributions
Investor Class	257,725	518,526
Class L	1,093	381
Institutional Class	1,499,623	2,608,828
Shares redeemed
Investor Class	(5,548,395)	(9,938,392)
Class L	(59,105)	(10,718)
Institutional Class	(9,528,843)	(14,950,662)
Net Decrease	(668,342)	(9,249,259)
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2019	$12.62	0.56	0.91	1.47	(0.22)	(0.02)	(0.24)	$13.85	11.74%
12/31/2018	$13.42	0.52	(0.93)	(0.41)	(0.32)	(0.07)	(0.39)	$12.62	(3.10%)
12/31/2017	$12.85	0.47	0.33	0.80	(0.23)	-	(0.23)	$13.42	6.27%
12/31/2016	$11.88	0.52	0.82	1.34	(0.30)	(0.07)	(0.37)	$12.85	11.38%
12/31/2015	$13.20	0.46	(1.31)	(0.85)	(0.31)	(0.16)	(0.47)	$11.88	(6.55%)
Class L
12/31/2019	$ 9.40	0.37	0.69	1.06	(0.25)	(0.02)	(0.27)	$10.19	11.41%
12/31/2018 (d)	$10.00	0.14	(0.42)	(0.28)	(0.25)	(0.07)	(0.32)	$ 9.40	(2.79%) (e)
Institutional Class
12/31/2019	$ 8.91	0.43	0.64	1.07	(0.27)	(0.02)	(0.29)	$ 9.69	12.16%
12/31/2018	$ 9.68	0.41	(0.67)	(0.26)	(0.44)	(0.07)	(0.51)	$ 8.91	(2.80%)
12/31/2017	$ 9.40	0.38	0.24	0.62	(0.34)	-	(0.34)	$ 9.68	6.68%
12/31/2016	$ 8.84	0.42	0.61	1.03	(0.40)	(0.07)	(0.47)	$ 9.40	11.79%
12/31/2015 (f)	$10.00	0.26	(0.97)	(0.71)	(0.31)	(0.14)	(0.45)	$ 8.84	(7.17%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2019	$185,209	0.92%	0.90%	4.18%	81%
12/31/2018	$195,275	0.91%	0.90%	3.93%	61%
12/31/2017	$285,372	0.90%	0.90%	3.57%	19%
12/31/2016	$312,781	0.90%	0.90%	4.16%	20%
12/31/2015	$327,015	0.90%	0.90%	3.58%	35%
Class L
12/31/2019	$ 606	6.19%	1.15%	3.70%	81%
12/31/2018 (d)	$ 112	76.93% (h)	1.14% (h)	4.60% (h)	61%
Institutional Class
12/31/2019	$471,986	0.56%	0.55%	4.52%	81%
12/31/2018	$421,840	0.55%	0.55%	4.31%	61%
12/31/2017	$491,759	0.55%	0.55%	3.91%	19%
12/31/2016	$409,663	0.55%	0.55%	4.51%	20%
12/31/2015 (f)	$392,917	0.55% (h)	0.55% (h)	4.07% (h)	35%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Class L inception date was September 10, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Institutional Class inception date was May 1, 2015.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-six funds. Interests in the Great-West Multi-Sector Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek high total investment return through a combination of current income and capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2019

Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.

Annual Report - December 31, 2019

U.S. Government Agency Bonds and Notes, U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2019, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 76,402,135	$ —	$ 76,402,135
Bank Loans	—	37,444,937	—	37,444,937
Corporate Bonds and Notes	—	359,035,980	—	359,035,980
Convertible Bonds	—	6,064,672	—	6,064,672
Foreign Government Bonds and Notes	—	41,697,471	—	41,697,471
Mortgage-Backed Securities	—	60,633,118	—	60,633,118
Municipal Bonds and Notes	—	6,380,574	—	6,380,574
U.S. Government Agency Bonds and Notes	—	1,647,008	—	1,647,008
U.S. Treasury Bonds and Notes	—	47,863,513	—	47,863,513
Common Stock	3,364,582	—	—	3,364,582
Convertible Preferred Stock	—	2,738,869	—	2,738,869
Preferred Stock	605,725	—	—	605,725
Government Money Market Mutual Funds	4,171,000	—	—	4,171,000
Short Term Investments	—	19,232,479	—	19,232,479
Total Assets	$ 8,141,307	$ 659,140,756	$ 0	$ 667,282,063
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2019

Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	2019	2018
Ordinary income	$16,407,896	$26,413,566
Long-term capital gain	1,283,182	4,028,919
	$17,691,078	$30,442,485
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, real estate investment trust securities and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $193,212 from Paid-in capital to Undistributed/accumulated earnings for December 31, 2019. Net assets of the Fund were unaffected by the reclassifications.

Annual Report - December 31, 2019

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$845,439
Undistributed long-term capital gains	2,137,170
Capital loss carryforwards	—
Post-October losses	(668,093)
Net unrealized appreciation	24,420,260
Tax composition of capital	$26,734,776
At December 31, 2019, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2019, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2019, were as follows:
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(668,093)	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2019 were as follows:
Federal tax cost of investments	$642,861,803
Gross unrealized appreciation on investments	34,958,737
Gross unrealized depreciation on investments	(10,538,477)
Net unrealized appreciation on investments	$24,420,260
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.52% of the Fund’s average daily net assets up to $1 billion dollars, 0.47% of the Fund’s average daily net assets over $1 billion dollars and 0.42% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.55% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2020 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2019, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Recoupment of Past Reimbursed Fees by the Adviser
$16,264	$29,722	$85,481	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. and Newfleet Asset Management, LLC. The Adviser is responsible for compensating the Sub-Advisers for their services.

Annual Report - December 31, 2019

Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by the Adviser in consideration for the Adviser providing initial capital to the Fund. The amount waived, if any, is reflected in the Statement of Operations.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-six funds for which they serve as directors was $975,000 for the fiscal year ended December 31, 2019.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $415,203,419 and $441,051,554, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $76,485,223 and $49,225,358, respectively.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2019, the Fund had securities on loan valued at $18,459,852 and received collateral as reported on the Statement of Assets and Liabilities of $19,203,613 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2019. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$13,592,945
Convertible Bonds	1,411,550
Foreign Government Bonds and Notes	714,850
U.S. Treasury Bonds and Notes	3,177,500
Common Stocks	306,768
Total secured borrowings	$19,203,613
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

Annual Report - December 31, 2019

5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2019, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Multi-Sector Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 21, 2020
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2019, 4% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 76	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC	66	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 76	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	66	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Enterprise Holdings, LLC	66	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Grand Junction Housing Authority and Counseling and Education Center	66	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 56	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	66	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC (“GWCM”) and Advised Assets Group, LLC (“AAG”); formerly, Vice President, Great-West Funds Investment Products	66	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Vice President, Great-West Funds Investment Products	66	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 63	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 45	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 33	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 44	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2020. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, the Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,059,880 for fiscal year 2018 and $1,122,930 for fiscal year 2019.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2018 and $60,000 for fiscal year 2019. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2018 and $0 for fiscal year 2019.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,167,000 and for fiscal year 2019 equaled $1,556,795.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12.	DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 13.	EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 21, 2020